                                                                   EXHIBIT 10.29




                          HOME SHOPPING NETWORK, INC.
                            RETIREMENT SAVINGS PLAN

                              AMENDED AND RESTATED
                                     AS OF
                                JANUARY 1, 1994







                                KALISH & WARD
                                  TAMPA, FL

                          HOME SHOPPING NETWORK, INC.
                            RETIREMENT SAVINGS PLAN

                               TABLE OF CONTENTS

ARTICLE          TITLE                                                  PAGE
-------          -----                                                  ----
 I               DEFINITIONS . . . . . . . . . . . . . . . . . . .     I - 1

 II              NAME AND PURPOSE OF THE PLAN AND THE TRUST  . . .    II - 1

 III             PLAN ADMINISTRATOR  . . . . . . . . . . . . . . .   III - 1

 IV              ELIGIBILITY AND PARTICIPATION . . . . . . . . . .    IV - 1

 V               CONTRIBUTIONS TO THE TRUST  . . . . . . . . . . .     V - 1

 VI              PARTICIPANTS' ACCOUNTS AND ALLOCATION
                    OF CONTRIBUTIONS . . . . . . . . . . . . . . .    VI - 1

 VII             BENEFITS UNDER THE PLAN . . . . . . . . . . . . .   VII - 1

 VIII            PAYMENT OF BENEFITS . . . . . . . . . . . . . . .  VIII - 1

 IX              HARDSHIP AND OTHER DISTRIBUTIONS  . . . . . . . .    IX - 1

 X               INVESTMENT FUNDS  . . . . . . . . . . . . . . . .     X - 1

 XI              TRUST FUND AND EXPENSES OF ADMINISTRATION . . . .    XI - 1

 XII             AMENDMENT AND TERMINATION . . . . . . . . . . . .   XII - 1

 XIII            MISCELLANEOUS . . . . . . . . . . . . . . . . . .  XIII - 1


                          HOME SHOPPING NETWORK, INC.
                            RETIREMENT SAVINGS PLAN


         This amendment and restatement of the Home Shopping Network, Inc. Retirement Savings Plan is made and entered into this _______ day of ___________ 1994, but is effective as of January 1, 1994, except as may otherwise be noted herein, by Home Shopping Network, Inc. (the "Company").


                              W I T N E S S E T H:


         WHEREAS, the Company has previously adopted the Home Shopping Network, Inc. Retirement Savings Plan; and

         WHEREAS, the Company is authorized and empowered to amend the Home Shopping Network, Inc. Retirement Savings Plan; and

         WHEREAS, the Company deems it advisable and in the best interest of the Participants to amend the Home Shopping Network, Inc. Retirement Savings Plan to comply with current law and make other desired changes; and

         WHEREAS, the Company desires to amend, restate and implement the provisions of the Home Shopping Network, Inc. Retirement Savings Plan relating to Section 401(k) of the Code and Section 401(m) of the Code and incorporate by reference the employee stock ownership provisions of said plan as in effect prior to the adoption of this amendment and restatement.

         NOW, THEREFORE, the plan provisions of the Home Shopping Network, Inc. Retirement Savings Plan relating to Section 401(k) of the Code and Section 401(m) of the Code are hereby amended and restated to read as follows:


                                   ARTICLE I

                                  DEFINITIONS

         (a) "ACCOUNT" or "ACCOUNTS" shall mean a Participant's Employer Contribution Account, Elective Contribution Account, Matching Contribution Account, Qualified Non-Elective Contribution Account, Rollover Contribution Account and/or such other accounts as may be established by the Plan Administrator.





                                     I - 1.

         (b) "ACTUAL CONTRIBUTION PERCENTAGE" shall mean, with respect to a group of Participants for the Plan Year, the average of the Actual Contribution Ratios (calculated separately for each member of the group) of each Participant who is a member of such group (other than certain Family Members as described in the definition of "Highly Compensated Employees").

         (c) "ACTUAL CONTRIBUTION RATIO" shall mean the ratio of the amount of matching contributions (including elective and qualified non-elective contributions, if any, treated as matching contributions) made on behalf of a Participant for a Plan Year to the amount of the Participant's special compensation for the Plan Year taken into account for nondiscrimination testing purposes under Section 401(m) of the Code; provided, however, that qualified non-elective contributions, if any, may be treated as matching contributions for this purpose only if such contributions are nonforfeitable when made, subject to the same distribution restrictions that apply to the Participant's elective contributions and satisfy the requirements of Section 1.401(m)-1(b)(5) of the Treasury Regulations; provided, further, that the special compensation taken into account for purposes of this paragraph must satisfy Section 414 of the Code and one of the definitions described in Sections 1.414(s)-1(c)(2) and 1.414(s)-1(c)(3) of the Treasury Regulations; provided, further, that an Employer may limit the period for which compensation is taken into account to that portion of the Plan Year in which the Employee was an eligible Employee so long as this limit is applied uniformly to all eligible Employees under the Plan for the Plan Year. If no matching contributions, qualified non-elective contributions or elective contributions are taken into account with respect to an eligible Employee, the Actual Contribution Ratio of the Employee is zero. For this purpose, an "eligible Employee" is any Employee who is directly or indirectly eligible to receive an allocation of matching contributions (including matching contributions derived from forfeitures) under the Plan for a Plan Year as described in Section 1.401(m)-1(f)(4) of the Treasury Regulations.

         (d) "ACTUAL DEFERRAL PERCENTAGE" shall mean, with respect to a group of Participants for the Plan Year, the average of the Actual Deferral Ratios (calculated separately for each member of the group) of each Participant who is a member of such group (other than certain Family Members as described in the definition of "Highly Compensated Employees").

         (e) "ACTUAL DEFERRAL RATIO" shall mean the ratio of the amount of elective contributions (including qualified non-elective contributions, if any, treated as elective contributions) made on behalf of a Participant for a Plan Year to the amount of the Participant's special compensation for the Plan Year taken into account for nondiscrimination testing purposes under Section 401(k) of the Code; provided, however that the qualified non-elective contributions, if any, may be treated as elective contributions for this purpose only if such contributions are nonforfeitable when made, subject to the same distribution restrictions that apply to a Participant's elective contributions and satisfy the requirements of Section 1.401(k)-1(b)(5) of the Treasury Regulations; provided, further, that the special compensation taken into account for purposes of this paragraph must satisfy Section 414(s) of the Code and one of the definitions described in Sections 1.414(s)-1(c)(2) and 1.414(s)-1(c)(3) of the Treasury Regulations; provided, further, that an Employer may limit the period for which compensation





                                     I - 2.

is taken into account to that portion of the Plan Year in which the Employee was an eligible Employee so long as this limit is applied uniformly to all eligible Employees under the Plan for the Plan Year. If an eligible Employee makes no elective contributions, and no qualified non-elective contributions are treated as elective contributions, the Actual Deferral Ratio of the Employee is zero. For this purpose, an "eligible Employee" is any Employee who is directly or indirectly eligible to make a cash or deferred election into the Plan for all or a portion of the Plan Year as described in Section 1.401(k)-1(g)(4) of the Treasury Regulations.

         (f)     "ADMINISTRATOR" shall mean the Plan Administrator.

         (g) "AFFILIATE" shall mean, with respect to an Employer, any corporation other than such Employer that is a member of a controlled group of corporations, within the meaning of Section 414(b) of the Code, of which such Employer is a member; all other trades or businesses (whether or not incorporated) under common control, within the meaning of Section 414(c) of the Code, with such Employer; any service organization other than such Employer that is a member of an affiliated service group, within the meaning of Section 414(m) of the Code, of which such Employer is a member; and any other organization that is required to be aggregated with such Employer under Section 414(o) of the Code. For purposes of determining the limitations on Annual Additions, the special rules of Section 415(h) of the Code shall apply.

         (h) "ANNUAL ADDITIONS" shall mean, with respect to a Limitation Year, the sum of:

                 (1) the amount of Employer contributions (including elective contributions) allocated to the Participant under any defined contribution plan maintained by an Employer or an Affiliate;

                 (2) the amount of the Employee's contributions (other than rollover contributions, if any) to any contributory defined contribution plan maintained by an Employer or an Affiliate;

                 (3) any forfeitures allocated to the Participant under any defined contribution plan maintained by an Employer or an Affiliate; and

                 (4) amounts allocated to an individual medical account, as defined in Section 415(l)(2) of the Code that is part of a pension or annuity plan maintained by an Employer or an Affiliate, and amounts derived from contributions that are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Section 419A(d)(3) of the Code) under a welfare benefit plan (as defined in Section 419(e) of the Code) maintained by an Employer or an Affiliate; provided, however, the percentage limitation set forth in paragraph (e)(1) of Article VI shall not apply to: (A) any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an "Annual Addition," or (B) any amount otherwise treated as an "Annual Addition" under Section 415(l)(1) of the Code.





                                     I - 3.

         (i) "BOARD OF DIRECTORS" and "BOARD" shall mean the board of directors of the Company or, when required by the context, the board of directors of an Employer other than the Company.

         (j) "BREAK IN SERVICE" means a Period of Severance of twelve (12) consecutive months. A Break in Service shall be deemed to commence on the first day of the Period of Severance and shall be deemed to end on the day in which the Employee again performs an Hour of Service for an Employer or an Affiliate.

                 (1) Solely for purposes of determining whether a Break in Service has occurred, in the case of an Employee who is absent from work beyond the first anniversary of the beginning of a Period of Severance and the absence is for maternity or paternity leave reasons, the date the Employee incurs a Break in Service shall be the second anniversary of the beginning of the Employee's Period of Severance. The period between the first and second anniversary of the beginning of the Period of Severance shall not constitute a Period of Service.

                 (2) For purposes of subparagraph (1), an absence from work for maternity or paternity leave reasons means an absence by reason of the pregnancy of the Employee, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or for purposes of caring for such child for a reasonable period beginning immediately following such birth or placement.

         (k) "CODE" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute. Reference to a specific section of the Code shall include a reference to any successor provision.

         (l) "COMPANY" shall mean Home Shopping Network, Inc., and its successors.

         (m)     (1)      "COMPENSATION" shall mean, for purposes of allocating
         employer contributions under paragraph (c) of Article V and qualified nonelective contributions under paragraph (d) of Article V, the regular salaries and wages, commissions, bonuses and overtime pay paid by an Employer and elective contributions made on behalf of a Participant to this Plan or a plan described in Section 125 of the Code, but shall not include disability payments, stock options, stock awards, relocation expense payments, credits or benefits under this Plan, any amount contributed to any pension, employee welfare, life insurance or health insurance plan or arrangement, or any other fringe benefits, deferred compensation or welfare benefits. Notwithstanding the foregoing, for purposes of determining the limit on a Participant's elective contributions under paragraph (a)(1)(B) of
         Article V, "Compensation" shall not include bonuses.

                 (2) To the extent required by law, no Compensation in excess of $200,000 (adjusted under such regulations as may be issued by the Secretary of the Treasury) shall be taken into account for any Employee. For Plan Years beginning on or after January 1, 1994, "$150,000" shall be substituted for "$200,000" in the preceding





                                     I - 4.

         sentence. For purposes of determining whether Compensation exceeds $200,000 (or $150,000 for Plan Years beginning on or after January 1,
         1994), if any Employee is a Family Member of a Highly Compensated Employee who is (i) a 5% owner of an Employer, or (ii) one of the ten Highly Compensated Employees paid the greatest amount of Compensation during the Plan Year, then such Family Member shall not be considered as a separate Employee and any Compensation paid to such Family Member shall be treated as if it were paid to or on behalf of the related Highly Compensated Employee.

                 (3) For purposes of making allocations of Employer contributions pursuant to Article VI with respect to any Plan Year, no Compensation paid by an Employer with respect to an Employee prior to the Employee's first day of participation shall be taken into account.

         (n) "EFFECTIVE DATE" of this amended and restated Plan shall mean January 1, 1994, except as may otherwise be noted herein.

         (o) "ELECTIVE CONTRIBUTION ACCOUNT" shall mean an account established pursuant to Article VI(b) with respect to contributions made under salary reduction arrangements pursuant to Article V.

         (p) "ELIGIBILITY DATE" shall mean, effective as of April 1, 1994, January 1, April 1, July 1 or October 1 of each year.

         (q) "EMPLOYEE" shall mean any person employed by an Employer or an Affiliate other than:

                 (1) a member of a collective bargaining unit if retirement benefits were a subject of good faith bargaining between such unit and an Employer, and

                 (2) a non-resident alien who does not receive earned income from sources within the United States.

The term "Employee" shall also include any individual required to be treated as an Employee by reason of Section 414(n) or Section 414(o) of the Code (but only for the purposes specified in such Sections).

         (r) "EMPLOYER" shall mean the Company and any subsidiary, related corporation, or other entity that adopts this Plan.

         (s) "EMPLOYER CONTRIBUTION ACCOUNT" shall mean an account established pursuant to Article VI(b) with respect to Employer contributions made pursuant to Article V.

         (t) "FAMILY MEMBER" of a Highly Compensated Employee shall mean such Employee's spouse, lineal descendant or ascendant, or the spouse of his lineal descendant or ascendant; provided, however, that for purposes of determining the limit on a Highly





                                     I - 5.

Compensated Employee's Compensation under Section 401(a)(17) of the Code, the term "Family Member" shall include only the Employee's spouse and his lineal descendants who have not attained age 19 before the close of the Plan Year.

         (u)     (1)      "HIGHLY COMPENSATED EMPLOYEE" shall mean any Employee
         during the Plan Year or the immediately preceding Plan Year (or calendar year, if elected by the Employer in accordance with Treasury regulations)

                          (A)     who was a 5% owner of an Employer;

                          (B) whose Section 415 Compensation was more than $75,000 (adjusted under such regulations as may be issued by the Secretary of the Treasury);

                          (C) whose Section 415 Compensation was more than $50,000 (adjusted under such regulations as may be issued by the Secretary of the Treasury), and who was a member of the "top paid group"; provided, that as used herein, "top paid group" shall mean all Employees who are in the top 20% of the Employer's work force on the basis of Section 415 Compensation paid during the year; provided, further, that for purposes of determining the number of Employees in the top paid group, Employees described in Section 414(q)(8) of the Code shall be excluded; or

                          (D) who was an officer of an Employer and received compensation in excess of 50% of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year.

                                  (i)      The number of officers shall be
                          limited to the lesser of (a) 50 Employees; or (b) the greater of three Employees or 10% of all Employees. For purposes of determining the number of officers, Employees described in Section 414(q)(8) of the Code shall be excluded, but such Employees shall still be considered for the purpose of identifying particular Employees who are officers.

                                  (ii)     If an Employer does not have at
                          least one officer whose Section 415 Compensation is in excess of 50% of the amount in effect in Section 415(b)(1)(A) of the Code, then the highest paid officer of the Employer will be treated as a Highly Compensated Employee.

                 (2) In determining who is a Highly Compensated Employee, Employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from an Employer constituting United States source income (within the meaning of Section 861(a)(3) of the Code) shall not be treated as Employees.





                                     I - 6.

                 (3) For purposes of determining who is a Highly Compensated Employee, an Employer and any Affiliate shall be taken into account as a single Employer.

                 (4)      For purposes of this paragraph, the determination of
         Section 415 Compensation shall be based only on Section 415 Compensation that is actually paid and shall be made by including elective or salary reduction contributions to a plan described in
         Section 125 of the Code, a plan described in Section 401(k) of the Code, a simplified employee pension described in Section 408(k) of the Code or a plan described in Section 403(b) of the Code.

                 (5) The term "Highly Compensated Employee" shall also mean any former Employee who separated from service (or was deemed to have separated from service) prior to the Plan Year, performs no service for an Employer during the Plan Year, and was an actively employed Highly Compensated Employee in the separation year or any Plan Year ending on or after the date the Employee attained age 55.

                 (6) For purposes of determining whether a Participant is a Highly Compensated Employee, if any Employee is a Family Member of a Highly Compensated Employee who is (A) a 5% owner of an Employer, or
         (B) one of the ten Highly Compensated Employees paid the greatest amount of Compensation during the Plan Year, then such Family Member shall not be considered as a separate Employee and any Compensation paid to such Family Member (and any applicable benefit or contribution on behalf of such Family Member) shall be treated as if it were paid to or on behalf of the related Highly Compensated Employee.

         (v) "HOUR OF SERVICE" shall mean an hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer or an Affiliate.


         (w) "KEY EMPLOYEE" shall mean any Employee or former Employee who is at any time during the Plan Year (or was at any time during the four preceding Plan Years) (1) an officer of an Employer (within the meaning of
Section 416(i)(1) of the Code) having an aggregate annual compensation from the Employer and its Affiliates in excess of 50% of the amount in effect under
Section 415(b)(1)(A) of the Code for any Plan Year, (2) one of the ten Employees owning (or considered as owning) the largest interests in an Employer, owning more than a 1/2% interest in the Employer, and having an aggregate annual compensation from the Employer and its Affiliates of more than the limitation in effect under Section 415(c)(1)(A) of the Code for the calendar year that includes the last day of the Plan Year (if two Employees have equal interests in an Employer, the Employees having the greater annual compensation from the Employer shall be deemed to have a larger interest), (3) a 5% owner of an Employer (within the meaning of Section 416(i)(1)(B) of the Code) or (4) a 1% owner of an Employer (within the meaning of Section 416(i)(1)(B) of the Code) having an aggregate annual compensation from the Employer and its Affiliates of more than $150,000. For purposes of this paragraph the term "compensation" shall mean an Employee's Section 415 Compensation. The determination of Section 415 Compensation shall be based only on Section 415 Compensation that is actually paid and shall be made by including elective or





                                     I - 7.

salary reduction contributions to a plan described in Section 125 of the Code, a plan described in Section 401(k) of the Code, a simplified employee pension described in Section 408(k) of the Code or a plan described in Section 403(b) of the Code.

         (x)     "LIMITATION YEAR" shall mean the Plan Year.

         (y) "MATCHING CONTRIBUTION ACCOUNT" shall mean an account established pursuant to Article VI(b) with respect to contributions to this Plan on behalf of a Participant by an Employer pursuant to paragraph (b) of
Article V.

         (z) "NON-KEY EMPLOYEE" shall mean, with respect to any Plan Year, an Employee or former Employee who is not a Key Employee (including any such Employee who formerly was a Key Employee).

         (aa) "NORMAL RETIREMENT DATE" shall mean the date on which a Participant attains the age of 65 years.

         (bb) "PARTICIPANT" shall mean any eligible Employee of an Employer who participates in the Plan in accordance with Article IV and shall include any former employee of an Employer who previously participated in the Plan and who still has a balance in an Account under the Plan.

         (cc) "PERIOD OF SERVICE" shall mean, with respect to an Employee, the period (expressed in years and fractional years) beginning with the date the Employee last commenced employment with an Employer or an Affiliate and ending with the date that a Period of Severance begins; provided, however, that any Period of Severance of less than twelve (12) consecutive months shall be disregarded and such time shall be included in the Period of Service.

                 (1)      For purposes of this paragraph,

                          (A) the date an Employee commenced employment is the first day an Employee performs an Hour of Service, and

                          (B) fractional periods of less than a year shall be expressed in terms of days.

                 (2) For purposes of determining a Participant's vested percentage under the Plan:

                          (A) If an Employee incurs a Break in Service and is thereafter reemployed by an Employer, his Periods of Service before such date shall be added to his Periods of Service after reemployment for purposes of determining his vested percentage in his Matching Contribution Account and Employer Contribution Account attributable to contributions made after his reemployment.





                                     I - 8.

                          (B)     Notwithstanding the provisions of
                 subparagraph (A), Periods of Service shall not include any Period of Service prior to a Break in Service if the Participant had no vested interest in the balance of his Accounts attributable to Employer contributions at the time of such Break in Service and if the number of consecutive Breaks in Service equaled or exceeded the greater of five or the number of Whole Year Periods of Service completed by the Employee prior thereto (not including any Periods of Service not required to be taken into consideration under this subparagraph as a result of any prior Break in Service).

         (dd) "PERIOD OF SEVERANCE" shall mean, with respect to an Employee, the period beginning with the earlier of the date the Employee separates from the service of an Employer or an Affiliate by reason of quitting, discharge, death or retirement, or the date twelve (12) months after the date the Employee separates from the service of the Employer or Affiliate for any reason other than quitting, retirement, discharge or death (e.g., vacation, holiday, sickness, disability, leave of absence or day off), and ending with the date the Employee performs an Hour of Service for such Employer or an Affiliate.

         (ee) "PLAN" shall mean the 401(k) retirement savings plan as herein set forth, as it may be amended from time to time.

         (ff)    "PLAN ADMINISTRATOR" shall mean the Company.

         (gg) "PLAN YEAR" shall mean the 12-month period ending on December 31.

         (hh) "QUALIFIED NON-ELECTIVE CONTRIBUTION ACCOUNT" shall mean an account established pursuant to Article VI(b) with respect to Employer qualified non-elective contributions pursuant to Article V.

         (ii) "ROLLOVER CONTRIBUTION ACCOUNT" shall mean an account established pursuant to Article VI(b) with respect to qualified rollover contributions made pursuant to Article V.

         (jj) "SECTION 415 COMPENSATION" shall mean wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Section 1.62-2(c) of the Income Tax Regulations), and excluding the following:

                 (1) Employer contributions to a plan of deferred compensation which are not includable in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;





                                     I - 9.

                 (2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                 (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                 (4) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the Employee).

         (kk) "TOP HEAVY PLAN" shall mean this Plan if the aggregate account balances (not including voluntary rollover contributions made by any Participant from an unrelated plan) of the Key Employees and their beneficiaries for such Plan Year exceed 60% of the aggregate account balances (not including voluntary rollover contributions made by any Participant from an unrelated plan) for all Participants and their beneficiaries. Such values shall be determined for any Plan Year as of the last day of the immediately preceding Plan Year (or, for the first Plan Year, the last day of the first Plan Year). The account balances on any determination date shall include the aggregate distributions made with respect to Participants during the five-year period ending on the determination date. For the purposes of this definition, the aggregate account balances for any Plan Year shall include the account balances and accrued benefits of all retirement plans qualified under Section 401(a) of the Code with which this Plan is required to be aggregated to meet the requirements of Section 401(a)(4) or 410 of the Code (including terminated plans that would have been required to be aggregated with this Plan) and all plans of an Employer or an Affiliate in which a Key Employee participates; and such term may include (at the discretion of the Plan Administrator) any other retirement plan qualified under Section 401(a) of the Code that is maintained by an Employer or an Affiliate, provided the resulting aggregation group satisfies the requirements of Sections 401(a) and 410 of the Code. All calculations shall be on the basis of actuarial assumptions that are specified by the Plan Administrator and applied on a uniform basis to all plans in the applicable aggregation group. The account balance of any Participant shall not be taken into account if:

         (1) he is a Non-Key Employee for any Plan Year, but was a Key Employee for any prior Plan Year, or

         (2) he has not performed any service for an Employer during the five-year period ending on the determination date.

         (ll)    "TRUST" shall mean the trust established by the Trust
Agreement.

         (mm) "TRUST AGREEMENT" shall mean the agreement providing for the Trust Fund, as it may be amended from time to time.





                                    I - 10.

         (nn) "TRUSTEE" shall mean the individual, individuals or corporation designated as trustee under the Trust Agreement.

         (oo) "TRUST FUND" shall mean the trust fund established under the Trust Agreement from which the amounts of supplementary compensation provided for by the Plan are to be paid or are to be funded.

         (pp) "VALUATION DATE" shall mean the last day of each year and on each day of the Plan Year on which securities are traded on a national stock exchange.

         (qq) "WHOLE YEAR PERIOD OF SERVICE" shall mean the number of whole years included in an Employee's Periods of Service determined by aggregating all his years and days of service and converting days into years based upon the assumption that a year includes 365 days. Any Period of Service remaining after the aggregation that totals less than 365 days shall be disregarded in determining an Employee's number of Whole Year Periods of Service.





                                    I - 11.

                                   ARTICLE II

                   NAME AND PURPOSE OF THE PLAN AND THE TRUST

         (a)     NAME OF PLAN.  A retirement savings plan as described in
Section 401(k) of the Code is hereby amended and restated in accordance with the terms hereof and shall be known as the "HOME SHOPPING NETWORK, INC. RETIREMENT SAVINGS PLAN." The employee stock ownership provisions of this Plan as of in effect prior to the adoption of this amendment and restatement are hereby incorporated into this Plan by reference and made a part hereof.


         (b) EXCLUSIVE BENEFIT. This Plan is created for the sole purpose of providing benefits to the Participants and enabling them to share in the growth of their Employer. Except as otherwise permitted by law, in no event shall any part of the principal or income of the Trust be paid to or reinvested in any Employer or be used for or diverted to any purpose whatsoever other than for the exclusive benefit of the Participants and their beneficiaries.

         (c) MISTAKE OF FACT. Notwithstanding the foregoing provisions of paragraph (b), any contribution made by an Employer to this Plan by a mistake of fact may be returned to the Employer within one year after the payment of the contribution; and any contribution made by an Employer that is conditioned upon the deductibility of the contribution under Section 404 of the Code (each contribution shall be presumed to be so conditioned unless the Employer specifies otherwise) may be returned to the Employer if the deduction is disallowed and the contribution is returned (to the extent disallowed) within one year after the disallowance of the deduction.

         (d) PARTICIPANTS' RIGHTS. The establishment of this Plan shall not be considered as giving any Employee, or any other person, any legal or equitable right against any Employer, any Affiliate, the Plan Administrator, the Trustee or the principal or the income of the Trust, except to the extent otherwise provided by law. The establishment of this Plan shall not be considered as giving any Employee, or any other person, the right to be retained in the employ of any Employer or any Affiliate.

         (e) QUALIFIED PLAN. This Plan and the Trust are intended to qualify under the Code as a tax-free employees' plan and trust, and the provisions of this Plan and the Trust should be interpreted accordingly.





                                    II - 1.

                                  ARTICLE III

                               PLAN ADMINISTRATOR

         (a) ADMINISTRATION OF THE PLAN. The Plan Administrator shall control and manage the operation and administration of the Plan, except with respect to investments. The Administrator shall have no duty with respect to the investments to be made of the funds in the Trust except as may be expressly assigned to it by the terms of the Trust Agreement.

         (b) POWERS AND DUTIES. The Administrator shall have complete control over the administration of the Plan herein embodied, with all powers necessary to enable it to carry out its duties in that respect. Not in limitation, but in amplification of the foregoing, the Administrator shall have the power and discretion to interpret or construe this Plan and to determine all questions that may arise as to the status and rights of the Participants and others hereunder.

         (c) DIRECTION OF TRUSTEE. It shall be the duty of the Administrator to direct the Trustee with regard to the allocation and the distribution of the benefits to the Participants and others hereunder.

         (d) SUMMARY PLAN DESCRIPTION. The Administrator shall prepare or cause to be prepared a summary plan description (if required by law) and such periodic and annual reports as are required by law.

         (e) DISCLOSURE. At least once each year, the Administrator shall furnish to each Participant a statement containing the value of his interest in the Trust Fund and such other information as may be required by law.

         (f) CONFLICT IN TERMS. The Administrator shall notify each Employee, in writing, as to the existence of the Plan and Trust and the basic provisions thereof. In the event of any conflict between the terms of this Plan and Trust as set forth in this Plan and Trust Agreement and as set forth in any explanatory booklet or other description, this Plan and Trust Agreement shall control.

         (g) NONDISCRIMINATION. The Administrator shall not take any action or direct the Trustee to take any action whatsoever that would result in unfairly benefiting one Participant or group of Participants at the expense of another or in improperly discriminating between Participants similarly situated or in the application of different rules to substantially similar sets of facts.

         (h) RECORDS. The Administrator shall keep a complete record of all its proceedings as such Administrator and all data necessary for the administration of the Plan. All of the foregoing records and data shall be located at the principal office of the Administrator.

         (i) FINAL AUTHORITY. Except to the extent otherwise required by law, the decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive





                                    III - 1.

upon each Employer and each Employee, member and beneficiary and every other interested or concerned person or party.

         (j)     CLAIMS.

                 (1) Claims for benefits under the Plan may be made by a Participant or a beneficiary of a Participant on forms supplied by the Plan Administrator. Written notice of the disposition of a claim shall be furnished to the claimant by the Administrator within ninety
         (90) days after the application is filed with the Administrator, unless special circumstances require an extension of time for processing, in which event action shall be taken as soon as possible, but not later than one hundred eighty (180) days after the application is filed with the Administrator; and, in the event that no action has been taken within such ninety (90) or one hundred eighty (180) day period, the claim shall be deemed to be denied for the purposes of subparagraph (2). In the event that the claim is denied, the denial shall be written in a manner calculated to be understood by the claimant and shall include the specific reasons for the denial, specific references to pertinent Plan provisions on which the denial is based, a description of the material information, if any, necessary for the claimant to perfect the claim, an explanation of why such material information is necessary and an explanation of the claim review procedure.

                 (2) If a claim is denied (either in the form of a written denial or by the failure of the Plan Administrator, within the required time period, to notify the claimant of the action taken), a claimant or his duly authorized representative shall have sixty (60) days after the receipt of such denial to petition the Plan Administrator in writing for a full and fair review of the denial, during which time the claimant or his duly authorized representative shall have the right to review pertinent documents and to submit issues and comments in writing. The Plan Administrator shall promptly review the claim and shall make a decision not later than sixty (60) days after receipt of the request for review, unless special circumstances require an extension of time for processing, in which event a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after the receipt of the request for review. If such an extension is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision of the review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the Plan provisions on which the decision is based.

         (k) APPOINTMENT OF ADVISORS. The Administrator may appoint such accountants, counsel (who may be counsel for an Employer), specialists and other persons that it deems necessary and desirable in connection with the administration of this Plan. The Administrator, by action of its Board of Directors, may designate one or more of its Employees to perform the duties required of the Administrator hereunder.





                                    III - 2.

                                   ARTICLE IV

                         ELIGIBILITY AND PARTICIPATION

         (a) ELIGIBILITY AND PARTICIPATION. Any Employee of an Employer shall be eligible to become a Participant in the Plan upon completing one Whole Year Period of Service and attaining the age of 21. Any such eligible Employee shall enter the Plan as a Participant, if he is still an Employee of an Employer, on the first Eligibility Date concurring therewith or occurring thereafter.


         (b)     FORMER EMPLOYEES.

                 (1) An Employee who ceases to be a Participant and who subsequently reenters the employ of an Employer shall be eligible again to become a Participant on the date of his reemployment.

                 (2) An Employee who satisfies the eligibility requirements set forth above and who terminates employment with the Employer prior to becoming a Participant will become a Participant on the later of the Eligibility Date on which he would have entered the Plan had he not terminated employment or the date of his reemployment.





                                    IV - 1.

                                   ARTICLE V

                           CONTRIBUTIONS TO THE TRUST

         (a)     PARTICIPANTS' ELECTIVE CONTRIBUTIONS.

                 (1) The Employer shall contribute to the Trust, on behalf of each Participant, an elective contribution as specified in a written salary reduction agreement (if any) between the Participant and such Employer; provided, however, that such contribution for a Participant shall not exceed the lesser of

                          (A) $7,000 or the amount specified in Section 402(g) of the Code (adjusted under such regulations as may be issued from time to time by the Secretary of the Treasury) with respect to any calendar year, or

                          (B) 16% of the Participant's Compensation for such Plan Year.

                 (2) The minimum deferral percentage made on behalf of a Participant electing to make a contribution for any Plan Year shall be 1% of his Compensation.

                 (3) If a Participant's elective contributions, together with any elective contributions by the Participant to any other plans intended to qualify under Sections 401(k), 403(b) or 457 of the Code, exceed the limitation set forth in paragraph (a)(1) of this Article V, the Administrator shall refund to such Participant the portion of such excess that is attributable to elective contributions to the Plan, plus the earnings thereon. The Plan Administrator may use any reasonable method for computing the income allocable to such excess, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts. Any such refund shall be made on or before April 15 of the Plan Year following the Plan Year in which excess elective contribution is made. The amount of excess elective contributions that may be distributed under this paragraph (a)(3) with respect to a Participant for any taxable year shall be reduced by any excess elective contributions previously distributed pursuant to paragraph (a)(7) with respect to such Participant for the Plan Year ending with or within such taxable year.

                 (4) Any salary reduction agreement shall be executed and in effect prior to the first day of the first pay period to which it applies. Any such agreement may be revised by the Participant, with the approval of the Administrator, as of any Eligibility Date for pay periods ending after the date such revision is executed and made effective.

                 (5) A Participant may suspend further elective contributions to the Plan at any time, provided the request for such suspension is received by the Plan Admin-





                                     V - 1.

         istrator prior to the first day of the first pay period to which such suspension applies. Any Participant who suspends further contributions relating to periodic pay may reinstate such contributions by providing written notice to the Plan Administrator prior to any Eligibility Date thereafter.

                 (6)      (A)     The Administrator may establish such other
                 rules and procedures regarding Participant salary reduction agreements and elective contributions as it deems necessary, which rules and procedures shall be applied in a uniform, nondiscriminatory manner.

                          (B) The Administrator shall have the right to require any Participant to reduce his elective contributions under any such agreement, or to refuse deferral of all or part of the amount set forth in such agreement, if necessary to comply with the requirements of this Plan and the Code.

                          (C) Any Employee who is a director or "officer" (as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934) of the Company who receives a distribution from the Plan or suspends his elective contributions under the Plan shall not be permitted to make further elective contributions under the Plan for a period of at least 6 months following the distribution or the suspension of his elective contributions.

                 (7)      (A)     In the event that the elective contributions
                 of Highly Compensated Employees exceed the limitations set forth in paragraph (e), such excess (plus the earnings thereon), determined as set forth below, may be distributed to the Highly Compensated Employees on or before the 15th day of the third month after the close of the Plan Year to which the excess contributions relate. Notwithstanding the preceding sentence, the Plan Administrator shall in no event delay the distribution of any excess elective contributions (plus the earnings thereon) beyond the date that is 12 months after the close of the Plan Year to which the excess contributions relate.

                          (B) (i) The amount of such excess for a Highly Compensated Employee for the Plan Year shall be determined by reducing the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio to the extent required to

                                        a.      enable the arrangement to
                                  satisfy the limitations set forth in
                                  paragraph (e), or

                                        b.      cause such Highly Compensated
                                  Employee's Actual Deferral Ratio to equal the Actual Deferral Ratio of the Highly Compensated Employee with the next highest Actual Deferral Ratio.





                                     V - 2.

                          This process shall be repeated until the arrangement satisfies the limitations set forth in paragraph (e).

                                  (ii)     For each Highly Compensated
                          Employee, the amount of such excess shall be deemed to equal

                                           a.      the total elective
                                  contributions, plus qualified non-elective contributions, if any, that are treated as elective contributions, on behalf of the Participant (determined prior to the application of this paragraph (a)(7)), minus

                                           b.      the amount determined by
                                  multiplying the Participant's Actual Deferral Ratio (determined after application of this paragraph (a)(7)) by his Compensation used in determining such ratio.

                                  (C)      The amount of excess elective
                          contributions that may be distributed under this paragraph (a)(7) with respect to a Participant for a Plan Year shall be reduced by any excess elective contributions previously distributed to such Participant under paragraph (a)(3) for the Participant's taxable year ending with or within such Plan Year.

                                  (D)      The Plan Administrator may use any
                          reasonable method for computing the income allocable to excess contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

                                  (E)      In the case of a Highly Compensated
                          Employee whose Actual Deferral Ratio is determined under the family aggregation rules set forth in paragraph (e)(3), the determination of the amount of excess elective contributions shall be made by reducing the Actual Deferral Ratio in accordance with this subparagraph (a)(7) and allocating the excess among the Family Members in proportion to the elective contributions of each of the Family Members that have been combined.

         (b)     MATCHING CONTRIBUTIONS.

                 (1) The Company may authorize a matching contribution equal to 100% of the amount of the elective contribution made to the Plan by a Participant for the Plan Year and the Employer may contribute to the Trust on behalf of each Participant for whom an elective contribution is made during the Plan Year the amount of the matching contribution authorized by the Company; provided, however, that no matching contribution will be made with respect to a Participant's elective contribution





                                     V - 3.

         that exceeds 6% of his Compensation for the Plan Year; provided, further, that no matching contribution made on behalf of a Participant for the Plan Year shall exceed $520, unless otherwise determined by the Board of Directors of the Company.

                 (2) No matching contribution shall be required for the portion of a Participant's elective contribution (A) that is subject to the refund requirements of paragraphs (a)(3) and (a)(7) or (B) that exceeds the limitations of paragraph (e) of Article VI.

                 (3) Any matching contribution made by an Employer on account of an elective contribution that has been refunded pursuant to paragraph (a)(3) or paragraph (a)(7), above, or distributed to satisfy the limitations set forth in paragraph (e) of Article VI shall be forfeited and used to reduce Employer contributions as of the end of the Plan Year in which the forfeiture occurs.

                 (4) In the event that the matching contributions of Highly Compensated Employees exceed the limitations of paragraph (e):

                          (A)     The nonvested portion of such excess
                 (including earnings thereon), if any, shall be forfeited and used to reduce Employer contributions under this Article V.

                          (B) The vested portion of such excess (including earnings thereon), if any, shall be distributed to the Highly Compensated Employees on or before the 15th day of the third month after the close of the Plan Year to which the matching contributions relate. Notwithstanding the preceding sentence, the Plan Administrator shall in no event delay the distribution of any excess matching contributions (plus the earnings thereon) beyond the date that is 12 months after the close of the Plan Year to which the excess contributions relate.

                          (C) The amount of such excess for a Highly Compensated Employee for the Plan Year shall be determined by the following leveling method, under which the Actual Contribution Ratio of the Highly Compensated Employee with the highest Actual Contribution Ratio is reduced to the extent required to

                                  (i)  enable the Plan to satisfy the
                          limitations set forth in paragraph (e), or

                                  (ii)  cause such Highly Compensated
                          Employee's Actual Contribution Ratio to equal the Actual Contribution Ratio of the Highly Compensated Employee with the next highest Actual Contribution Ratio.

                 This process shall be repeated until the Plan satisfies the limitations set forth in paragraph (e). For each Highly Compensated Employee, the amount of





                                     V - 4.

                 such excess is equal to the total matching contributions, plus elective contributions, if any, treated as matching contributions, on behalf of the Employee (determined prior to the application of this paragraph (b)(4)(C)) minus the amount determined by multiplying the Employee's Actual Contribution Ratio (determined after application of this paragraph
                 (b)(4)(C)) by his Compensation used in determining such ratio.

                          (D) In determining the amount of such excess, Actual Contribution Ratios shall be rounded to the nearest one-hundredth of one percent of the Employee's Compensation.

                          (E) In no case shall the amount of such excess with respect to any Highly Compensated Employee exceed the amount of matching contributions on behalf of such Highly Compensated Employee for such Plan Year.

                          (F) The Plan Administrator may use any reasonable method for computing the income allocable to excess contributions, provided that the method does not violate
                 Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

                          (G) In the case of a Highly Compensated Employee whose Actual Contribution Ratio is determined under the family aggregation rules set forth in paragraph (e)(3), the determination of the amount of the excess shall be made by reducing the Actual Contribution Ratio in accordance with this subparagraph (b)(4) and allocating the excess among the Family Members in proportion to the contribution made on behalf of each of the Family Members that have been combined.

         (c) EMPLOYER CONTRIBUTIONS. An Employer, at the discretion of its Board of Directors, may make contributions to the Employer Contribution Accounts of Participants.

         (d) QUALIFIED NON-ELECTIVE CONTRIBUTIONS. An Employer, at the discretion of its Board of Directors, may make qualified non-elective contributions (as described in Section 1.401(k)-1(g)(13) or 1.401(m)-1(f)(15) of the Income Tax Regulations) to the Qualified Non-Elective Contribution Accounts of Participants.

         (e) ACTUAL DEFERRAL PERCENTAGE AND ACTUAL CONTRIBUTION PERCENTAGE TESTS. The amounts contributed as elective and matching contributions shall be limited as follows:

                 (1)      Actual Deferral Percentage:

                          (A) The Actual Deferral Percentage for the group of Highly Compensated Employees for a Plan Year shall not exceed the Actual Deferral Percentage for the group of all other eligible Employees multiplied by 1.25, or





                                     V - 5.

                          (B) The excess of the Actual Deferral Percentage for the group of Highly Compensated Employees for a Plan Year over the Actual Deferral Percentage for the group of all other eligible Employees shall not exceed two (2) percentage points (or such lesser amount as may be required by the Secretary of the Treasury, through regulations or otherwise); and the Actual Deferral Percentage for the group of Highly Compensated Employees shall not exceed the Actual Deferral Percentage for the group of all other eligible Employees, multiplied by 2.0; and

                 (2)      Actual Contribution Percentage:

                          (A) The Actual Contribution Percentage for the group of Highly Compensated Employees for a Plan Year shall not exceed the Actual Contribution Percentage for the group of all other eligible Employees, multiplied by 1.25, or

                          (B) The excess of the Actual Contribution Percentage for the group of Highly Compensated Employees for a Plan Year over the Actual Contribution Percentage for the group of all other eligible Employees shall not exceed two (2) percentage points (or such lesser amount as may be required by the Secretary of the Treasury, through regulations or otherwise), and the Actual Contribution Percentage for the group of Highly Compensated Employees shall not exceed the Actual Contribution Percentage for the group of all other eligible Employees, multiplied by 2.0.

                 (3) (A) For purposes of this paragraph (e), if two or more plans of an Employer to which elective contributions or matching contributions are made are elected by the Employer to be treated as one Plan for purposes of Section 410(b)(6) of the Code, such plans shall be treated as a single plan for purposes of determining the Actual Deferral Percentage and the Actual Contribution Percentage.

                          (B) For purposes of determining the Actual Deferral Ratio and the Actual Contribution Ratio of a Highly Compensated Employee who is (i) a 5% owner of an Employer, or
                 (ii) one of the ten Highly Compensated Employees paid the greatest amount of Compensation during the Plan Year, to the extent required by Section 414(q)(6) of the Code, the elective contributions, matching contributions and Compensation of such Highly Compensated Employee's Family Members shall be considered the elective contributions, matching contributions and Compensation of such Highly Compensated Employee.

                          (C) The Actual Deferral Ratio of a Highly Compensated Employee who is eligible to participate in more than one cash or deferred arrangement maintained by an Employer shall be determined by treating all such cash or deferred arrangements in which the Employee is eligible to participate (other





                                     V - 6.

                 than arrangements that may not be permissively aggregated) as a single arrangement.

                 (4) An elective contribution will be taken into account in determining the Actual Deferral Percentage only if it relates to Compensation that either would have been received by the Employee in the Plan Year but for the Employee's election to defer under the cash or deferred arrangement or is attributable to services performed by the Employee in the Plan Year and, but for the Employee's election to defer, would have been received by the Employee within 2 1/2 months after the close of the Plan Year.

                 (5) If the Plan Administrator determines, in accordance with the provisions of Section 1.401(m)-2 of the Treasury Regulations, that a multiple use of the alternative limitation has occurred, such multiple use shall be corrected by reducing the Actual Contribution Percentage of Highly Compensated Employees in the manner described in
         Section 1.401(m)-2(c) of the Treasury Regulations and paragraph (b) of this Article V. The provisions of Section 1.401(m)-2 of the Treasury Regulations are incorporated herein by reference.

         (f) FORM AND TIMING OF CONTRIBUTIONS. Payments on account of the contributions due from an Employer for any Plan Year shall be made in cash and/or qualifying employer securities (as defined in Section 407(d)(5) of the Employee Retirement Income Security Act of 1974, as amended form time to time) to the Trustee. Such payments may be made by a contributing Employer at any time, but payment of the Employer contributions for any Plan Year shall be completed on or before the time prescribed by law, including extensions thereof, for filing such Employer's federal income tax return for its taxable year with which or within which such Plan Year ends. Payment of any elective contribution shall be made within ninety (90) days after it is withheld from a Participant's pay.

         (g) ROLLOVER CONTRIBUTIONS. Each Employee at any time during a Plan Year, with the consent of the Plan Administrator and in such manner as prescribed by the Plan Administrator, may pay or cause to be paid to the Trustee a rollover contribution (as defined in the applicable sections of the Code).

         (h) NO DUTY TO INQUIRE. The Trustee shall have no right or duty to inquire into the amount of any contribution made by an Employer or any Participant or the method used in determining the amount of any such contribution, or to collect the same, but the Trustee shall be accountable only for funds actually received by it.





                                     V - 7.

                                   ARTICLE VI

             PARTICIPANTS' ACCOUNTS AND ALLOCATION OF CONTRIBUTIONS

         (a) COMMON FUND. The assets of the Trust shall constitute a common fund in which each Participant shall have an undivided interest.

         (b)     ESTABLISHMENT OF ACCOUNTS.

                 (1) The Plan Administrator shall establish and maintain with respect to each Participant an account, designated as an Employer Contribution Account, Elective Contribution Account, Matching Contribution Account and Qualified Non-Elective Contribution Account. In addition, for each Participant who has made a rollover contribution pursuant to Article V, the Plan Administrator shall establish and maintain a Rollover Contribution Account.

                  (2) The Plan Administrator may establish such additional Accounts as are necessary to reflect a Participant's interest in the Trust Fund.

         (c) INTERESTS OF PARTICIPANTS. The interest of a Participant in the Trust Fund shall be the vested balance remaining from time to time in his Accounts after making the adjustments required in paragraph (d).

         (d) ADJUSTMENTS TO ACCOUNTS. Subject to the provisions of paragraph (e), the Accounts of a Participant shall be adjusted from time to time as follows:

                 (1) First, the value of a Participant's Accounts shall be converted into units or shares;

                 (2) Next, contributions made on each Valuation Date shall be credited in accordance with the following and shall be used to purchase additional units or shares:

                          (A) The Elective Contribution Account of a Participant shall be credited with any elective contributions not previously credited.

                          (B) The Matching Contribution Account of a Participant shall be credited with any matching contributions not previously credited; provided, however, that a Participant shall not be entitled to share in the matching contribution unless he is actively employed during the pay period with respect to which the matching contribution is made.

                          (C) The Employer Contribution Account of a Participant shall be credited with his share of the contribution made by his Employer not previously credited.





                                    VI - 1.

                                  (i) The contribution made by an Employer shall be credited to the Employer Contribution Accounts of Participants, pro rata, according to the Compensation paid to such Participants for the Plan Year to which such contribution relates.

                                  (ii)     Notwithstanding the foregoing, a
                          Participant shall not be entitled to share in the contribution unless he is actively employed during the last pay period of the Plan Year.

                                  (iii)    Notwithstanding the foregoing, if
                          this Plan would otherwise fail to meet the requirements of Section 401(a)(26) or 410(b) of the Code and the regulations thereunder because contributions have not been credited to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

                                           a.      The group of Participants
                                  eligible to share in the contribution for the Plan Year shall be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable requirements specified above. The specific Participants who shall become eligible under the terms of this subparagraph shall be those who are employed by an Employer on the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest amount of service in the Plan Year.

                                           b.      If after application of
                                  subparagraph (C)(iii)a. above, the applicable requirements are still not satisfied, then the group of Participants eligible to share in the contribution for the Plan Year shall be further expanded to include the minimum number of Participants who are not employed by an Employer on the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible to share shall be those Participants, when compared to similarly situated Participants, who have completed the greatest amount of service in the Plan Year before terminating employment.

                                           c.      Nothing in this subparagraph
                                  (C)(iii) shall permit the reduction of a Participant's accrued benefit. Therefore, any amounts that have previously been credited to Participants may not be adjusted to satisfy these requirements. In such event, the Company shall make an additional contribution equal to the amount such affected Participants would have received had they been included in the credits, even if it exceeds the amount which would be deductible under Section 404 of the Code. Any adjustment to the credits pursuant to this subparagraph (C)(iii)






                                    VI - 2.

                                  shall be considered a retroactive amendment adopted by the last day of the Plan Year.

                          (D) The Qualified Non-Elective Contribution Account of a Participant shall be credited with his share of the qualified non-elective contribution and not previously credited as follows:

                                  (i)      The amount of the qualified
                          non-elective contribution shall be credited to the Qualified Non-Elective Contribution Accounts of Participants as selected by the Plan Administrator, pro rata, according to the Compensation paid to them, respectively, by the Employer for the Plan Year to which such contribution relates.

                                  (ii)     A Participant who is a Highly
                          Compensated Employee or a Family Member of certain Highly Compensated Employees as described in Article I shall not be entitled to share in the qualified non-elective contribution.

                          (E) The Rollover Contribution Account of a Participant shall be credited with any rollover contributions not previously credited.

                          (F)     Elective, Employer (matching and
                 non-matching) and qualified non-elective contributions shall be attributable to the Plan Year with respect to which such contributions relate.

                 (3) Finally, the amount of distributions, withdrawals or transfers between investment funds, or other fees not previously charged to the Participant's Accounts shall be charged to the appropriate Accounts of the Participant and the number of units or shares equal in value to the amount paid from the Participant's Accounts shall be deducted from the Participant's outstanding units or shares.

                 (4) For each Plan Year in which this Plan is a Top Heavy Plan, a Participant who is employed by an Employer on the last day of such Plan Year and who is a Non-Key Employee for such Plan Year shall be entitled to receive a combined credit of contributions and forfeitures to his Employer Contribution Account and his Qualified Non-Elective Contribution Account equal in the aggregate to at least three percent (3%) of his Section 415 Compensation (or, if less, the highest percentage of such Section 415 Compensation credited to a Key Employee's Account hereunder, as well as his employer contribution accounts under any other defined contribution plan maintained by such Employer or an Affiliate, including any elective contribution to any plan subject to Section 401(k) of the Code), regardless of whether such Plan Year constitutes a Whole Year Period of Service for such Participant, except to the extent such a contribution is made by an Employer or an Affiliate on behalf of the Employee for the Plan Year to any other defined contribution plan maintained by such Employer or Affiliate.





                                    VI - 3.

                 (5) The Plan Administrator also may adopt such additional accounting procedures as are necessary to accurately reflect each Participant's interest in the Trust Fund, which procedures shall be effective upon approval by the Employer. All such procedures shall be applied in a consistent and nondiscriminatory manner.

                 (6)      For purposes of all computations required by this
         Article VI, the accrual method of accounting shall be used, and the Trust Fund and the assets thereof shall be valued at their fair market value as of each Valuation Date.

         (e)     LIMITATION ON ALLOCATION OF CONTRIBUTIONS.

                 (1) Notwithstanding anything contained in this Plan to the contrary, the aggregate Annual Additions to a Participant's Accounts under this Plan and under any other defined contribution plans maintained by an Employer or an Affiliate for any Limitation Year shall not exceed the lesser of $30,000 (or, if greater, one quarter of the dollar limitation in effect under Section 415(b)(1)(A) of the Code) or 25% of the Participant's Section 415 Compensation for such Plan Year.

                 (2) In the event that the Annual Additions, under the normal administration of the Plan, would otherwise exceed the limits set forth above for any Participant, or in the event that any Participant participates in both a defined benefit plan and a defined contribution plan maintained by any Employer or any Affiliate and the aggregate annual additions to and projected benefits under all of such plans, under the normal administration of such plans, would otherwise exceed the limits provided by law, then the Plan Administrator shall take such actions, applied in a uniform and nondiscriminatory manner, as will keep the annual additions and projected benefits for such Participant from exceeding the applicable limits provided by law. Excess Annual Additions shall be disposed of as provided in subparagraph (3). Adjustments shall be made to all other plans, if necessary to comply with such limits, before any adjustments may be made to this Plan.

                 (3) If as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's Section 415 Compensation, a reasonable error in determining the amount of elective contributions that may be made with respect to any Participant under the limits of Section 415 of the Code, or other circumstances permitted under Section 415 of the Code, the Annual Additions attributable to Employer contributions for a particular Participant would cause the limitations set forth in this paragraph (e) to be exceeded, the excess amount shall be deemed first to consist of elective contributions, which excess shall be returned to the Participant. Any remaining excess amount shall be used to reduce Employer contributions for the next Plan Year (and succeeding Plan Years, as necessary) for that Participant if that Participant is covered by the Plan as of the end of the Plan Year. If the Participant is not covered by the Plan as of the end of the Plan Year, such excess amount shall be held unallocated in a suspense account for the Plan Year and reallocated among the Participants as of the end of the next Plan Year to all of the Participants in the Plan in the same manner as an Employer contribution under the terms of paragraph (d) of





                                    VI - 4.

         this Article VI before any further Employer contributions are allocated to the Accounts of the Participants, and such allocations shall be treated as Annual Additions to the Accounts of the Participants. In the event that the limits on Annual Additions for any Participant would be exceeded before all of the amounts in the suspense account are allocated among the Participants, then such excess amounts shall be retained in the suspense account to be reallocated as of the end of the next Plan Year and any succeeding Plan Years until all amounts in the suspense account are exhausted.





                                    VI - 5.

                                  ARTICLE VII

                            BENEFITS UNDER THE PLAN

         (a)     RETIREMENT BENEFIT

                 (1) A Participant shall be entitled to retire from the employ of his Employer upon such Participant's Normal Retirement Date. Until a Participant actually retires from the employ of his Employer, he shall continue to be treated in all respects as a Participant.

                 (2) Upon the retirement of a Participant as provided in subparagraph (1), such Participant shall be entitled to a retirement benefit in an amount equal to 100% of the balance in his Accounts as of the date of distribution of his benefit.


         (b)     DISABILITY BENEFIT

                 (1) In the event a Participant's employment with his Employer is terminated by reason of his total and permanent disability, such Participant shall be entitled to a disability benefit in an amount equal to 100% of the balance in his Accounts as of the date of distribution of his benefit.

                 (2) Total and permanent disability shall mean the total incapacity of a Participant to perform the usual duties of his employment with his Employer and will be deemed to have occurred only when certified by a physician who is acceptable to the Plan Administrator and only if such proof is received by the Administrator within sixty (60) days after the date of the termination of such Participant's employment.

         (c)     TERMINATION OF EMPLOYMENT BENEFIT

                 (1) In the event a Participant's employment with his Employer is terminated for reasons other than retirement, total and permanent disability or death, such Participant shall be entitled to a termination of employment benefit in an amount equal to his vested interest in the balance in his Accounts as of the date of distribution of his benefit.

                 (2)      (A)     A Participant's vested interest in his
                 Matching Contribution Account and his Employer Contribution Account shall be a percentage of the balance of such Accounts as of the applicable Valuation Date, based upon such Participant's Whole Year Periods of Service as of the date of the termination of his employment, as follows:





                                    VII - 1.

                                  TOTAL NUMBER OF WHOLE                               VESTED
                                  YEAR PERIODS OF SERVICE                            INTEREST
                                  -----------------------                            --------
                                  Less than 2 Whole Year Periods of Service                0%
                                  2 years, but less than 3 years                          25%
                                  3 years, but less than 4 years                          50%
                                  4 years, but less than 5 years                          75%
                                  5 years or more                                        100%


                          (B) Notwithstanding the foregoing, a Participant shall be 100% vested in his Matching Contribution Account and his Employer Contribution Account upon attaining his Normal Retirement Date. A Participant's vested interest in his Elective Contribution Account, Qualified Non-Elective Contribution Account and his Rollover Contribution Account shall be 100% regardless of the number of his Whole Year Periods of Service.

                 (3)      (A)     If the termination of employment results in
                 five consecutive Breaks in Service, then upon the occurrence of such five consecutive Breaks in Service, the nonvested interest of the Participant in his Matching Contribution Account and his Employer Contribution Account as of the Valuation Date concurring with or next following the date of his termination of employment shall be deemed to be forfeited and such forfeited amount shall first be used to reduce Employer matching Contributions under paragraph (b) of Article V; any remaining forfeitures shall then be used to reduce Employer non-matching contributions under paragraph (c) of
                 Article V, if any; thereafter, any remaining forfeitures shall be used to reduce Employer matching and non-matching contributions for the next following Plan Year. If the Participant is later reemployed by an Employer or an Affiliate, the unforfeited balance, if any, in his Matching Contribution Account and his Employer Contribution Account that has not been distributed to such Participant shall be set aside in a separate account, and such Participant's Periods of Service after any five consecutive Breaks in Service resulting from such termination of employment shall not be taken into account for the purpose of determining the vested interest of such Participant in the balance of his Matching Contribution Account and his Employer Contribution Account that accrued before such five consecutive Breaks in Service.

                          (B) Notwithstanding any other provision of this paragraph (c), if a Participant is reemployed by an Employer or an Affiliate and, as a result, no five consecutive Breaks in Service occur, the Participant shall not be entitled to any termination of employment benefit as a result of such termination of employment.





                                    VII - 2.

                 (4)      (A)     Notwithstanding any other provision of this
                 paragraph (c), if at any time a Participant is less than 100% vested in his Accounts and, as a result of his termination of employment, he receives his entire vested termination of employment benefit pursuant to the provisions of Article VIII, and the distribution of such benefit is made not later than the close of the fifth Plan Year following the Plan Year in which such termination occurs (or such longer period as may be permitted by the Secretary of the Treasury, through regulations or otherwise), then upon the occurrence of such distribution, the non-vested interest of the Participant in his Accounts shall be deemed to be forfeited. Forfeited amounts shall first be used to reduce Employer matching Contributions under paragraph (b) of Article V; any remaining forfeitures shall then be used to reduce Employer non-matching contributions under paragraph (c) of Article V, if any; thereafter, any remaining forfeitures shall be used to reduce Employer matching and non-matching contributions for the next following Plan Year.

                          (B) If a Participant is not vested as to any portion of his Accounts, he will be deemed to have received a distribution immediately following his termination of employment. Upon the occurrence of such deemed distribution, the non-vested interest of the Participant in his Accounts shall be deemed to be forfeited. Forfeited amounts shall first be used to reduce Employer matching Contributions under paragraph (b) of Article V; any remaining forfeitures shall then be used to reduce Employer non-matching contributions under paragraph (c) of Article V, if any; thereafter, any remaining forfeitures shall be used to reduce Employer matching and non-matching contributions for the next following Plan Year.

                          (C) If a Participant whose interest is forfeited under this subparagraph (4) resumes employment covered under the Plan, then such Participant shall have the right to repay to the Trust, before the date that is the earlier of (1) five years after the Participant's resumption of employment, or (2) the close of a period of five consecutive Breaks in Service following the date of his distribution, the full amount of the termination of employment benefit previously distributed to him. If the Participant elects to repay such amount to the Trust within the time periods prescribed herein, or if a non-vested Participant whose interest was forfeited under this subparagraph (4) resumes employment covered under the Plan prior to the occurrence of five consecutive Breaks in Service, the non-vested interest of the Participant previously forfeited pursuant to the provisions of this subparagraph (4) shall be restored to the Accounts of the Participant, such restoration to be made from forfeitures of non-vested interests and, if necessary, by contributions of his Employer, so that the aggregate of the amounts repaid by the Participant and restored by the Employer shall not be less than the Account balances of the Participant at the time of forfeiture unadjusted by any subsequent gains or losses.





                                    VII - 3.

         (d)     DEATH BENEFIT

                 (1) In the event of the death of a Participant, his beneficiary shall be entitled to a death benefit in an amount equal to 100% of the balance in his Accounts as of the date of distribution of his benefit.

                 (2) At any time and from time to time, each Participant shall have the unrestricted right to designate a beneficiary to receive his death benefit and to revoke any such designation. Each designation or revocation shall be evidenced by written instrument filed with the Plan Administrator, signed by the Participant and bearing the signature of a witness to his signature. In the event that a Participant has not designated a beneficiary or beneficiaries, or if for any reason such designation shall be legally ineffective, or if such beneficiary or beneficiaries shall predecease the Participant, then the personal representative of the estate of such Participant shall be deemed to be the beneficiary designated to receive such death benefit, or if no personal representative is appointed for the estate of such Participant, then his next of kin under the statute of descent and distribution of the state of such Participant's domicile at the date of his death shall be deemed to be the beneficiary or beneficiaries to receive such death benefit.

                 (3) Notwithstanding the foregoing, if the Participant is married as of the date of his death, the Participant's surviving spouse shall be deemed to be his designated beneficiary and shall receive the full amount of the death benefit attributable to the Participant unless the spouse consents or has consented to the Participant's designation of another beneficiary. Any such consent to the designation of another beneficiary must acknowledge the effect of the consent, must be witnessed by a Plan representative or by a notary public and shall be effective only with respect to that spouse. A spouse's consent shall be a restricted consent (which may not be changed as to the beneficiary unless the spouse consents to such change in the manner described herein). Notwithstanding the preceding provisions of this subparagraph (3), a Participant shall not be required to obtain spousal consent to his designation of another beneficiary if (A) the Participant is legally separated or the Participant has been abandoned, and the Participant provides the Administrator with a court order to such effect, or (B) the spouse cannot be located.





                                    VII - 4.

                                  ARTICLE VIII


                              PAYMENT OF BENEFITS

         (a)     TIME AND FORM OF PAYMENT OF BENEFITS.

                 (1)      Except as otherwise provided under this Article VIII

                          (A) The amount of the retirement, disability, termination of employment or death benefit to which a Participant is entitled under paragraphs (a), (b), (c) or (d) of Article VII shall be paid to him (or his beneficiary or beneficiaries in the case of a death benefit), in a lump sum as soon as practicable following the Participant's retirement, disability, termination of employment or death, as the case may be.

                 (2)      (A)     Notwithstanding the foregoing, no
                 distribution shall be made of the retirement, disability or termination of employment benefit to which a Participant is entitled under paragraph (a), (b) or (c) of Article VII prior to his Normal Retirement Date unless the value of his benefit attributable to Employer and Employee contributions, if any, determined as of the time of distribution does not exceed $3,500, or unless the Participant consents to the distribution.

                          (B) In the event that a Participant does not consent to a distribution of a benefit in excess of $3,500 to which he is entitled under paragraph (a), (b) or (c) of
                 Article VII, the amount of his benefit shall be paid to the Participant not later than sixty (60) days after the last day of the Plan Year in which the Participant reaches his Normal Retirement Date.

                 (3)      (A)     Notwithstanding anything contained herein to
                 the contrary, any distribution paid to a Participant (or, in the case of a death benefit, to his beneficiary or beneficiaries) pursuant to subparagraph (1) shall commence not later than the earlier of:

                                  (i)  the 60th day after the last day of the
                          Plan Year in which the Participant's employment is terminated or, if later, in which occurs the Participant's Normal Retirement Date; or

                                  (ii)  April 1 of the year immediately
                          following the calendar year in which he reaches age 70-1/2.

                 (4) In the case of a death benefit, payment to the designated beneficiary shall be made within one year following the Participant's death (unless the designated beneficiary is the Participant's surviving spouse, in which case such benefit shall begin no later than the date the Participant would have reached age 70-1/2).





                                   VIII - 1.

                 (5) Notwithstanding the foregoing, payments under the Plan shall satisfy the incidental death benefit requirements and all other applicable provisions of Section 401(a)(9) of the Code, the regulations issued thereunder (including Prop. Reg. Section 1.401(a)(9)-2), and such other rules thereunder as may be prescribed by the Commissioner).

         (b) PROPERTY DISTRIBUTED. Distribution of a Participant's benefit under the Plan will be made in whole shares of qualifying employer securities (as defined in Section 407(d)(5) of the Employee Retirement Income Security Act of 1974, as amended from time to time), or in cash, or partially in qualifying employer securities or partially in cash, as requested by the Participant; provided, however, that the maximum amount of qualifying employer securities that may be distributed to a Participant shall not exceed the proportion in which qualifying employer securities comprise the Participant's interest in the Trust Fund.

         (c) LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN. In the event that all, or any portion of the distribution payable to a Participant or his beneficiary, hereunder shall remain unpaid after five (5) Plan Years solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be treated as a forfeiture pursuant to the provisions of Article VII. In the event a Participant or beneficiary of such Participant is located subsequent to his benefit being reallocated, such benefit shall be restored.

         (d) TRANSFER TO OTHER QUALIFIED PLANS. The Trustee, upon written direction by the Plan Administrator, shall transfer some or all of the assets held under the Trust to another plan or trust meeting the requirements of the Code relating to qualified plans and trust, whether such transfer is made pursuant to a merger or consolidation of this Plan with such other plan or trust or for any other allowable purpose.

         (e)     DIRECT ROLLOVERS.

                 (1) The provisions of this paragraph apply to distributions made on or after January 1, 1993. Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a distributee's (as defined below) election under this paragraph, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution (as defined below) paid directly to an eligible retirement plan (as defined below) specified by the distributee in a direct rollover (as defined below).

                 (2) For purposes of this paragraph, the following terms shall have the following meanings:

                          (A) An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments made (not less frequently than annually)





                                   VIII - 2.

                 for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9), and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                          (B)     An "eligible retirement plan" is an
                 individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code
                 Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                          (C) A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code
                 Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                          (D) A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.





                                   VIII - 3.

                                   ARTICLE IX

                        HARDSHIP AND OTHER DISTRIBUTIONS

         (a)     HARDSHIP DISTRIBUTION.

                 (1)      (A)     A Participant will be eligible to receive a
                 distribution on account of hardship from his Elective Contribution Account (not in excess of the actual contributions thereto).

                          (B) A distribution will be on account of hardship only if the distribution both (A) is made on account of an immediate and heavy financial need of the Participant, and (B) is necessary to satisfy such financial need. Based upon the criteria set forth below, the Administrator shall determine, in a uniform and nondiscriminatory manner, whether an immediate and heavy financial need exists and the amount necessary to meet such need.

                 (2)      (A)     Subject to the requirements of subparagraph
                 (2)(B) below, the determination of whether a Participant has an immediate and heavy financial need shall be made in a uniform and nondiscriminatory manner by the Plan Administrator on the basis of all relative facts and circumstances. A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable or voluntarily incurred by the Participant.

                          (B) A distribution shall be deemed made on account of an immediate and heavy financial need of the Participant only if the distribution is on account of:

                                  (i)      medical expenses described in
                          Section 213(d) of the Code incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Section 152 of the Code);

                                  (ii)     the purchase (excluding mortgage
                          payments) of a principal residence of the Participant;

                                  (iii)    the payment of tuition and related
                          educational fees for the next 12 months of post-secondary education for the Participant, his or her spouse, children, or dependents;

                                  (iv)     the need to prevent the eviction of
                          the Participant from his principal residence or foreclosure of the mortgage on the Participant's principal residence; or

                                  (v)      such other events as may be
                          prescribed by the Commissioner in revenue rulings, notices and other documents of general applicability.





                                    IX - 1.

                 (3)      (A)     The Administrator shall determine whether a
                 distribution is necessary to satisfy an immediate and heavy financial need on the basis of all relevant facts and circumstances. A distribution will not be treated as necessary to satisfy an immediate and heavy financial need of a Participant to the extent the amount of the distribution is in excess of the amount required to relieve the financial need or to the extent such need may be satisfied from other resources that are reasonably available to the Participant. A distribution generally may be treated as necessary to satisfy a financial need if the Employer reasonably relies upon the Participant's representation that the need cannot be relieved:

                                  (i)      through reimbursement or
                          compensation by insurance or otherwise;

                                  (ii)     by reasonable liquidation of the
                          Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

                                  (iii)    by cessation of elective
                          contributions under the Plan; or

                                  (iv) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by an Employer or by any other employer or by borrowing from commercial sources on reasonable commercial terms.

                          (B) In determining whether a distribution is necessary to satisfy a financial need, the Participant's resources shall be deemed to include those assets of his spouse and minor children that are reasonably available to the Participant.

         (b) DISTRIBUTIONS AFTER AGE 59 1/2. Upon reaching age 59 1/2, a Participant may apply to the Administrator for a distribution of any portion of each Account in which he is fully vested.





                                    IX - 2.

                                   ARTICLE X

                                INVESTMENT FUNDS

         (a) INVESTMENT FUNDS. Effective for Plan Years beginning on or after April 1, 1993, each Participant may direct the Plan Administrator to invest his Accounts (other than his Matching Contribution Account) in one or more investment funds that may be made available from time to time.

         (b) PROCEDURES. The Administrator shall establish procedures regarding Participant investment direction as are necessary, which procedures shall be communicated to all Participants and applied in a uniform, nondiscriminatory manner. Procedures established by the Administrator shall comply with the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974, as amended from time to time, and the applicable regulations.

         (c) CHARGES AND CREDITS; EARNINGS FACTOR. All dividends, interest, and other income on the investments in a particular investment fund, and all realized and unrealized gains, shall be credited to that fund. All brokerage commissions, taxes, and other charges and expenses in connection with the investments in a particular investment fund, and all realized and unrealized losses, shall be charged to that fund. Each investment fund shall be treated separately for purposes of crediting the earnings factor to a Participant's Accounts.

         (d) NONLIABILITY. Neither the Trustee, the Administrator, nor any other person shall be under any duty to question any election by a Participant or to make any suggestions to him in connection therewith. Any loss occasioned by a Participant's election or failure to change an election of an investment fund shall not be the responsibility of the Trustee, the Administrator, or any other person. Nor shall the Trustee or the Administrator be liable to any Participant for failure to make an investment in any investment fund elected by the Participant if in the exercise of due diligence the Trustee has not been able to acquire satisfactory securities or other property for that fund satisfying the specifications and parameters established by the Administrator and reasonable requirements as to price, terms, and other conditions, or for inability to liquidate an investment in a fund promptly upon receipt of a new election form from the Participant.

         (e)     SPECIAL RULES FOR DIRECTORS AND OFFICERS.

                 (1) Any Employee who is a director or "officer" (as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934) of the Company who suspends his elective contributions shall not be permitted to transfer funds previously invested in a non-Company stock fund (as defined below) to a Company stock fund (as defined below) during the six month period following the suspension.

                 (2) Any Employee who is a director or "officer" (as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934) of the Company who suspends the





                                     X - 1.

         investment of his future elective contributions in a Company stock fund shall not be permitted to invest future elective contributions in a Company stock fund or transfer funds previously invested in a non-Company stock fund to a Company stock fund during the 6-month period following such suspension.

                 (3) Any Employee who is a director or "officer" (as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934) of the Company who receives a distribution from the Plan shall not be permitted to invest future contributions in a Company stock fund or transfer funds previously invested in a non-Company stock fund to a Company stock fund during the 6 month period following the distribution.

                 (4) Any Employee who is a director or "officer" (as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934) of the Company who transfers previously invested funds out of a Company stock fund must suspend elective contributions to the Plan and shall not be permitted to invest future contributions in a Company stock fund or transfer funds previously invested in a non-Company stock fund to a Company stock fund during the 6 month period following such transfer out of the Company stock fund.

                 (5) Any transfer of previously invested funds to or from a Company stock fund by an Employee who is a director or "officer" (as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934) of the Company shall be made during the quarterly window period that begins on the third business day after the Company's earnings release and ends on the twelfth business day after such release; provided, further, that no additional transfers of previously invested funds to or from a Company stock fund may be made for a period of at least six months following the transfer.

         (f)     SPECIAL DEFINITIONS.

                 (1) For purposes of paragraph (e), the term "Company stock fund" shall mean an investment fund that invests directly and primarily in qualifying employer securities (as defined Section 407(d)(5) of the Employee Retirement Income Security Act of 1974, as amended from time to time), and

                 (2) the term "non-Company stock fund" shall mean any investment fund other than a Company stock fund.

         (g) PASS THROUGH OF VOTING AND OTHER RIGHTS. To the extent a Participant directs the investment of his Accounts in a Company stock fund (as defined in paragraph (f) above), the voting, tender and similar rights with respect to the securities in the Company stock fund held in the Participant's Accounts shall be passed through to the Participant and his beneficiaries to the extent necessary to satisfy the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. To the extent a Participant or his beneficiary fails to exercise such voting, tender and similar rights, such rights shall be exercised by the Trustee in its discretion.





                                     X - 2.

                                   ARTICLE XI

                   TRUST FUND AND EXPENSES OF ADMINISTRATION

         (a) TRUSTEE. The Trust Fund shall be held by the Trustee, or by a successor trustee or trustees, for use in accordance with the Plan under the Trust Agreement. The Trust Agreement may from time to time be amended in the manner therein provided. Similarly, the Trustee may be changed from time to time in the manner provided in the Trust Agreement.

         (b)     EXPENSES OF ADMINISTRATION.

                 (1)      (A)     Unless otherwise paid or provided by the
                 Company and the other Employers, the assets of the Trust Fund shall be used to pay all expenses of the administration of the Plan and the Trust Fund, including the Trustee's compensation, the compensation of any investment manager, the expense incurred by the Plan Administrator in discharging its duties, all income or other taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust Fund, and any interest that may be payable on money borrowed by the Trustee for the purpose of the Trust.

                          (B) The Company and the other Employers may pay the expenses of the Plan and the Trust Fund. Any such payment by the Company or another Employer shall not be deemed a contribution to this Plan.

                 (2) Notwithstanding anything contained herein to the contrary, no excise tax or other liability imposed upon the Trustee, the Plan Administrator or any other person for failure to comply with the provisions of any federal law shall be subject to payment or reimbursement from the assets of the Trust.

                 (3) For its services, any corporate trustee shall be entitled to receive reasonable compensation in accordance with its rate schedule in effect from time to time for the handling of a retirement trust. Any individual trustee shall be entitled to such compensation as shall be arranged between the Company and the Trustee by separate instrument; provided, however, that no person who is already receiving full-time pay from any Employer or any Affiliate shall receive compensation from the Trust Fund (except for the reimbursement of expenses properly and actually incurred).





                                    XI - 1.

                                  ARTICLE XII

                           AMENDMENT AND TERMINATION

         (a) RESTRICTIONS ON AMENDMENT AND TERMINATION OF PLAN. It is the present intention of the Company to maintain the Plan set forth herein indefinitely. Nevertheless, the Company specifically reserves to itself the right at any time, and from time to time, to amend or terminate this Plan in whole or in part; provided, however, that no such amendment:

                 (1) shall have the effect of vesting in any Employer, directly or indirectly, any interest, ownership or control in any of the present or subsequent funds held subject to the terms of the Trust;

                 (2) shall cause or permit any property held subject to the terms of the Trust to be diverted to purposes other than the exclusive benefit of the Participants and their beneficiaries or for the administrative expenses of the Plan Administrator and the Trust;

                 (3) shall (A) reduce any vested interest of a Participant on the later of the date the amendment is adopted or the date the amendment is effective, except as permitted by law, or (B) reduce or restrict either directly or indirectly any benefit provided any Participant prior to the date an amendment is adopted;

                 (4)      shall reduce the Accounts of any Participant;

                 (5) shall amend any vesting schedule with respect to any Participant who has at least three Years of Service at the end of the election period described below, except as permitted by law, unless each such Participant shall have the right to elect to have the vesting schedule in effect prior to such amendment apply with respect to him, such election, if any, to be made during the period beginning not later than the date the amendment is adopted and ending no earlier than sixty (60) days after the latest of the date the amendment is adopted, the amendment becomes effective or the Participant is issued written notice of the amendment by his Employer or the Plan Administrator; or

                 (6) shall increase the duties or liabilities of the Trustee without its written consent.

         (b) AMENDMENT OF PLAN. Subject to the limitations stated in paragraph (a), the Company shall have the power to amend this Plan in any manner that it deems desirable, and, not in limitation but in amplification of the foregoing, it shall have the right to change or modify the method of allocation of contributions hereunder, to change any provision relating to the administration of this Plan and to change any provision relating to the distribution or payment, or both, of any of the assets of the Trust.





                                    XII - 1.

         (c) TERMINATION OF PLAN. Any Employer, in its sole and absolute discretion, may permanently discontinue making contributions under this Plan or may terminate this Plan and the Trust (with respect to all Employers if it is the Company, or with respect to itself alone if it is an Employer other than the Company), completely or partially, at any time without any liability whatsoever for such permanent discontinuance or complete or partial termination. In any of such events, the affected Participants, notwithstanding any other provisions of this Plan, shall have fully vested interests in the amounts credited to their respective Accounts at the time of such complete or partial termination of this Plan and the Trust or permanent discontinuance of contributions. All such vested interests shall be nonforfeitable.

         (d) DISCONTINUANCE PROCEDURE. In the event an Employer decides to permanently discontinue making contributions, such decision shall be evidenced by an appropriate resolution of its Board and a certified copy of such resolution shall be delivered to the Plan Administrator and the Trustee. All of the assets in the Trust Fund belonging to the affected Participants on the date of discontinuance specified in such resolutions shall, aside from becoming fully vested as provided in paragraph (c), be held, administered and distributed by the Trustee in the manner provided under this Plan. In the event of a permanent discontinuance of contributions without such formal documentation, full vesting of the interests of the affected Participants in the amounts credited to their respective Accounts will occur on the last day of the year in which a substantial contribution is made to the Trust.

         (e) TERMINATION PROCEDURE. In the event an Employer decides to terminate this Plan and the Trust, such decision shall be evidenced by an appropriate resolution of its Board and a certified copy of such resolution shall be delivered to the Plan Administrator and the Trustee. After payment of all expenses and proportional adjustments of individual accounts to reflect such expenses and other changes in the value of the Trust Fund as of the date of termination, each affected Participant (or the beneficiary of any such Participant) shall be entitled to receive, provided that no successor plan has been established, any amount then credited to his Accounts in accordance with the provisions of Article VIII.





                                    XII - 2.

                                  ARTICLE XIII

                                 MISCELLANEOUS

         (a) MERGER OR CONSOLIDATION. This Plan and the Trust may not be merged or consolidated with, and the assets or liabilities of this Plan and the Trust may not be transferred to, any other plan or trust unless each Participant would receive a benefit immediately after the merger, consolidation or transfer, if the plan and trust then terminated, that is equal to or greater than the benefit the Participant would have received immediately before the merger, consolidation or transfer if this Plan and the Trust had then terminated.

         (b)     ALIENATION.

                 (1) Except as provided in subparagraph (2), no Participant or beneficiary of a Participant shall have any right to assign, transfer, appropriate, encumber, commute, anticipate or otherwise alienate his interest in this Plan or the Trust or any payments to be made thereunder; no benefits, payments, rights or interests of a Participant or beneficiary of a Participant of any kind or nature shall be in any way subject to legal process to levy upon, garnish or attach the same for payment of any claim against the Participant or beneficiary of a Participant; and no Participant or beneficiary of a Participant shall have any right of any kind whatsoever with respect to the Trust, or any estate or interest therein, or with respect to any other property or right, other than the right to receive such distributions as are lawfully made out of the Trust, as and when the same respectively are due and payable under the terms of this Plan and the Trust.

                 (2)      Notwithstanding the provisions of subparagraph
         (b)(1), the Plan Administrator shall direct the Trustee to make payments pursuant to a Qualified Domestic Relations Order as defined in Section 414(p) of the Code. The Plan Administrator shall establish procedures consistent with Section 414(p) of the Code to determine if any order received by the Plan Administrator, or any other fiduciary of the Plan, is a Qualified Domestic Relations Order.

         (c) GOVERNING LAW. This Plan shall be administered, construed and enforced according to the laws of the State of Florida, except to the extent such laws have been expressly preempted by federal law.

         (d) ACTION BY EMPLOYER. Whenever the Company or another Employer under the terms of this Plan is permitted or required to do or perform any act, it shall be done and performed by the Board of Directors of the Company or such other Employer and shall be evidenced by proper resolution of such Board of Directors certified by the Secretary or Assistant Secretary of the Company or such other Employer.

         (e) ALTERNATIVE ACTIONS. In the event it becomes impossible for the Company, another Employer, the Plan Administrator or the Trustee to perform any act required by this Plan, then the Company, such other Employer, the Plan Administrator or the Trustee, as the





                                   XIII - 1.

case may be, may perform such alternative act that most nearly carries out the intent and purpose of this Plan.

         (f) GENDER. Throughout this Plan, and whenever appropriate, the masculine gender shall be deemed to include the feminine and neuter; the singular, the plural; and vice versa.

         IN WITNESS WHEREOF, this amendment and restatement has been executed this _________ day of _____________________, 1994.

                            HOME SHOPPING NETWORK, INC.

                            By: _______________________________________

                                   "COMPANY"

                               HSN INSURANCE, INC.
                               HOME SHOPPING CLUB, INC.
                               HSN CREDIT CORPORATION
                               HSN TRUCKING, INC.
                               HSN FULFILLMENT OF VIRGINIA, INC.
                               HSN FULFILLMENT OF IOWA, INC.
                               HSN FULFILLMENT OF NEVADA, INC.
                               HSN MAIL ORDER, INC.
                               HSN TOURS, INC.
                               HSN LIFEWAY HEALTH PRODUCTS, INC.
                               HOME SHOPPING CLUB OUTLETS, INC.
                               HOME SHOPPING CLUB OUTLET OF CLEARWATER, INC. HOME SHOPPING CLUB OUTLET OF TAMPA, INC.
                               HOME SHOPPING CLUB OUTLET OF ORLANDO, INC.
                               HOME SHOPPING CLUB OUTLET OF SOUTH ORLANDO, INC. HOME SHOPPING SHOWCASE, INC.
                               NATIONAL CALL CENTER, INC.
                               HSN FULFILLMENT, INC.
                               ORTHO-VENT, INC.
                               HOME SHOPPING CLUB OUTLET OF ST. PETERSBURG, INC. HSN LIQUIDATION, INC.
                               HOME SHOPPING CLUB OUTLET OF WEST TAMPA, INC.
                               HSN LIQUIDATION, INC. OF VIRGINIA
                               HSN LIQUIDATION, INC. OF NEVADA
                               HSN LIQUIDATION, INC. OF FLORIDA
                               HSN LIQUIDATION, INC. OF IOWA
                               VELA RESEARCH, INC.
                               HSN INTERACTIVE, INC.
                               HOME SHOPPING CLUB OUTLET OF BRANDON, INC.
                               HOME SHOPPING CLUB OUTLET OF PINE HILLS, INC.





                                   XIII - 2.

                               INTERNET SOFTWARE, INC.
                               HSN DIRECT JOINT VENTURE
                               HSN REALTY, INC.

                               By: _______________________________________

                                   "EMPLOYER"





                                   XIII - 3.

                          HOME SHOPPING NETWORK, INC.
                            RETIREMENT SAVINGS TRUST

                              AMENDED AND RESTATED
                                     AS OF
                                JANUARY 1, 1994

                          HOME SHOPPING NETWORK, INC.
                            RETIREMENT SAVINGS TRUST


                               TABLE OF CONTENTS



ARTICLE          TITLE                                                    PAGE
-------          -----                                                    ----
 I               DEFINITIONS  . . . . . . . . . . . . . . . . . . . .    I - 1

 II              NAME OF THE TRUST AND ESTABLISHMENT OF
                   THE TRUST FUND . . . . . . . . . . . . . . . . . .   II - 1

 III             TRUST ADMINISTRATION . . . . . . . . . . . . . . . .  III - 1

 IV              INVESTMENT MANAGERS  . . . . . . . . . . . . . . . .   IV - 1

 V               INVESTMENT OF THE TRUST FUND . . . . . . . . . . . .    V - 1

 VI              INVESTMENT FUNDS . . . . . . . . . . . . . . . . . .   VI - 1

 VII             EXPENSES OF ADMINISTRATION OF THE PLAN
                   AND THE TRUST FUND . . . . . . . . . . . . . . . .  VII - 1

 VIII            AMENDMENT AND TERMINATION  . . . . . . . . . . . . . VIII - 1

 IX              MISCELLANEOUS  . . . . . . . . . . . . . . . . . . .   IX - 1


                          HOME SHOPPING NETWORK, INC.
                            RETIREMENT SAVINGS TRUST

                              AMENDED AND RESTATED
                                     AS OF
                                JANUARY 1, 1994


         THIS TRUST AGREEMENT (the "Agreement") is made and entered into this _____ day of ___________________, 1994 by and between Home Shopping Network, Inc. (the "Company") and PNC Bank Kentucky, Inc. (collectively, the "Trustee").


                              W I T N E S S E T H:

         WHEREAS, the Company has previously adopted the Home Shopping Network, Inc. Retirement Savings Plan and its related trust for the benefit of its employees; and

         WHEREAS, the Company deems it advisable and in the best interests of the Participants to amend the trust.

         NOW, THEREFORE, the trust under the Home Shopping Network, Inc. Retirement Savings Plan is hereby amended and restated in its entirety to read as follows:




                                   ARTICLE I.

                                  DEFINITIONS

         Unless a different meaning is clearly required by the context or except as may be otherwise indicated below, capitalized terms shall have the meaning stated in Article I of the Plan. As used in this Agreement, the following terms shall have the meaning hereinafter set out:

         (a) "ACCOUNT" or "ACCOUNTS" shall mean a Participant's Employer Contribution Account, Elective Contribution Account, Matching Contribution Account, Qualified Non-Elective Contribution Account, Rollover Contribution Account and/or such other accounts as may be established by the Plan Administrator.

         (b) "COMPANY" shall mean the Home Shopping Network, Inc., and its successors.

         (c)     "EFFECTIVE DATE" of this Agreement shall mean January 1, 1994.

         (d) "INVESTMENT MANAGER" shall mean the individual, individuals, partnership, corporation or other entity, if any, appointed by the Administrator to manage all or any portion of the assets of the Plan. Any Investment Manager shall be (1) registered as an investment advisor under the Investment Advisors Act of 1940; (2) a bank as defined in such Act; or (3) an insurance company qualified to perform the services of an investment manager under the laws of more than one state.

         (e) "PLAN" shall mean the Home Shopping Network, Inc. Retirement Savings Plan, as it may be in effect from time to time.

         (f)     "TRUST" shall mean the trust as herein set forth.

         (g) "TRUSTEE" shall mean the individual, individuals or corporation designated as trustee under this Agreement, or any amendment hereof.

         (h) "TRUST FUND" shall mean the trust fund established under this Agreement from which the amounts of supplementary compensation provided for by the Plan are to be paid or are to be funded.

                                  ARTICLE II.

             NAME OF THE TRUST AND ESTABLISHMENT OF THE TRUST FUND

         (a) NAME OF THE TRUST. The trust amended and restated in accordance with the terms hereof shall be known as the "HOME SHOPPING NETWORK, INC. RETIREMENT SAVINGS TRUST."

         (b) ESTABLISHMENT OF THE TRUST FUND. The Company has established, pursuant to the Plan, a trust comprised of amounts previously contributed by the Company, with such other sums of money and property as shall from time to time be paid or delivered to the Trustee, the earnings and profits thereon and any assets into which such funds are converted. The Trust Fund shall be held by the Trustee in trust and dealt with in accordance with the provisions hereof. Except as otherwise permitted by law, in no event shall any part of the principal or income of the Trust Fund be used for or diverted to any purpose whatsoever other than for the exclusive benefit of the Participants and their beneficiaries.





                                    II - 1.

                                  ARTICLE III.

                              TRUST ADMINISTRATION

         (a) RECEIPT OF CONTRIBUTIONS. The Trustee shall receive from each Employer and the Participants the payments made as their contributions under the Plan and shall perform such duties as are specified under the Plan and in this Agreement. However, the Trustee shall have no right or duty to inquire into the amount of any contribution made by an Employer or a Participant or the method used in determining the amount of any such contribution, or to collect the same, but the Trustee shall be accountable only for funds actually received by it.

         (b) PLAN ADMINISTRATOR'S DIRECTIONS. When directed in writing by the Plan Administrator, the Trustee shall:

                 (1)      value the Trust Fund;

                 (2) make transfers, payments and deliveries to or for the account of Participants or their beneficiaries; and

                 (3) borrow money and pledge any Trust property for the payment of any such loan.

Nothing contained in this paragraph (b) shall prevent the Plan Administrator itself from performing the actions described in subparagraph (1).

         (c)     AUTHORIZED ACTIONS.  The Trustee is authorized to:

                 (1) settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from this Trust, commence or defend suits or legal or administrative proceedings and represent the Trust in all suits and legal and administrative proceedings;

                 (2) employ suitable agents and counsel (who may be counsel for an Employer), and pay their reasonable expenses and compensation; and

                 (3) make, execute and deliver as Trustee, with provisions for no individual responsibility, all instruments in writing necessary or appropriate for the exercise of any of its powers of administration; provided, that as a matter of convenience, when the Trustee is two or more persons, any one of such persons may exercise the powers contained in this paragraph (c) without the necessity of the other person or persons joining therein.

         (d) WRITTEN DIRECTIONS. In allocating the benefits of the Trust to the respective Participants, the Trustee shall rely entirely on the written directions of the Plan Administrator.





                                    III - 1.

The Trustee shall have no dealings with the beneficiaries under this Agreement except under the direction of the Plan Administrator to make payment to them. If and when the Trustee is a corporation, all directions, papers and communications addressed to it or intended to be filed with it shall be delivered at its principal office.

         (e) RECORDS AND ACCOUNTS. The Trustee shall keep accurate and detailed accounts on all investments, receipts, disbursements and other transactions hereunder. All accounts, books and records relating to this Trust shall be open to inspection and audit at all reasonable times by any person designated by the Plan Administrator.

         (f)     RESIGNATION AND REMOVAL.

                 (1) The Company may at any time remove any Trustee acting hereunder by providing written notice to such Trustee, which removal shall take effect on the date therein specified; and any Trustee acting hereunder may at any time resign by providing the Company and the Plan Administrator with a written resignation, which resignation shall take effect on the date therein specified, but not less than thirty (30) days from the date of the giving of such notice unless the Plan Administrator shall agree to an earlier date. The Company may appoint a corporation or an individual or individuals to be successor Trustee hereunder in the place of any removed or resigned Trustee.
         Any notice required or permitted by this subparagraph shall be deemed given upon the mailing thereof to the appropriate person by certified or registered U.S. mail, return receipt requested, in a properly addressed envelope, postage prepaid.

                 (2) After receiving notice of removal or after the effective date of resignation, the removed or resigning Trustee shall transfer, pay over and deliver the Trust Fund to the successor Trustee, or if no successor Trustee be appointed within sixty (60) days from the Trustee's receipt of notice of removal or within sixty
         (60) days from the effective date of the Trustee's resignation, as the case may be, the removed or resigning Trustee shall, upon the expiration of such 60-day period, transfer, pay over and deliver the Trust Fund to the Plan Administrator, without any responsibility upon the removed or resigning Trustee for any misapplication or to see to the further application or disposition of the Trust Fund by any successor Trustee or the Plan Administrator, as the case may be. Notwithstanding any such transfer, payment and delivery of the Trust Fund to any successor Trustee or to the Administrator, as the case may be, the removed or resigning Trustee may have its entire account judicially settled and it shall be entitled to the payment out of the Trust Fund of any compensation due to it up to the time of removal or resignation and of any expenses or other disbursements, whether theretofore or thereafter arising, for which the removed or resigning Trustee would be entitled to reimbursement if the Trust Fund had not been so transferred, paid over and delivered.





                                    III - 2.

         (g)     PERIODIC ACCOUNTING.

                 (1) Within ninety (90) days after the end of each Plan Year, and within sixty (60) days after removal or resignation, the Trustee shall furnish the Plan Administrator with a verified accounting of the Trust Fund for such Plan Year, or for the portion thereof ending with the date of such removal or resignation, which accounting shall include a record of receipts and disbursements, changes in investments and realized appreciation and depreciation for such year or period, and a statement of assets (showing both book value and fair market value) and liabilities on hand as of the end of such year or period.

                 (2) Except as otherwise permitted by law, all rights of every Participant and every beneficiary of a Participant under the Plan or this Agreement with relation to the Trust Fund or that may arise against or affect the Trustee shall be enforced exclusively by the Administrator, which is hereby given the express power and authority to enforce all such rights as a representative of every Participant and beneficiary under the Plan, and in any action or proceeding with relation to the Trust Fund or brought by or against the Trustee, the Plan Administrator shall be deemed to represent every interested Participant and beneficiary.

         (h) FUNDING POLICY. The Plan Administrator shall establish in writing a funding policy and method for the Plan and this Trust, which policy shall be reviewed at least once each year. All actions taken with respect to such funding policy and the reasons therefor shall be recorded in writing by the Plan Administrator.





                                    III - 3.

                                  ARTICLE IV.

                              INVESTMENT MANAGERS

         (a) APPOINTMENT. The Plan Administrator may appoint one or more Investment Managers to manage all or part of the assets of the Plan in accordance with the provisions of Article VI; each such appointment shall specify the particular assets of the Trust Fund to be managed by such Investment Manager.

         (b) WRITTEN ACCEPTANCE. Before any such appointment becomes effective, any Investment Manager so appointed shall accept such designation in writing and, as part of such acceptance, shall acknowledge that it is a fiduciary with respect to the Plan.

         (c) RESIGNATION AND REMOVAL. The Plan Administrator may at any time remove an Investment Manager acting hereunder, and any Investment Manager acting hereunder may at any time resign, in each case in such manner as may be or may have been agreed by the Plan Administrator and the Investment Manager. The Administrator may appoint any individual, individuals, partnership, corporation or other entity to be a successor Investment Manager hereunder in the place of any removed or resigned Investment Manager.





                                    IV - 1.

                                   ARTICLE V.

                          INVESTMENT OF THE TRUST FUND

         (a) INVESTMENT DECISIONS. Except for the designation of an investment fund at the direction of a Participant, the responsibility for all investment decisions with respect to the assets of the Trust shall be that of the Trustee, unless one or more Investment Managers have been appointed, in which event the responsibility for investment decisions shall be allocated between the Trustee and the Investment Managers in accordance with the written direction of the Plan Administrator, and the Trustee and each Investment Manager shall have no responsibility for each other's investment decisions.

         (b) EXECUTION OF INVESTMENT DECISIONS. Investment decisions made by any Investment Manager shall be communicated to the Trustee and the Plan Administrator, and shall be carried out forthwith either by the Investment Manager or its agent or by the Trustee acting upon the direction of the Investment Manager.

         (c) POWERS. Subject to the other provisions of this Article V, in carrying out their duties hereunder, each Investment Manager, if any, (with respect to making and carrying out its investment decisions) and the Trustee (with respect to carrying out the decisions of an Investment Manager or, to the extent there is none, with respect to making and carrying out investment decisions) are authorized and empowered to:

                 (1) sell, redeem or otherwise realize the value of any assets of the Trust Fund;

                 (2) invest and reinvest all or any part of the Trust Fund, the income therefrom and the increment thereof in any common or preferred stocks, bonds, mortgages, secured or unsecured notes, secured or unsecured debentures, mutual funds, other securities, or commodities; any "qualifying employer security" as such term is defined in Section 407(d)(5) of the Employee Retirement Income Security Act of 1974, as amended from time to time (up to 100% of the value of the Trust Fund); any common trust fund operated by the Trustee (provided that as long as the Trust has any investments in a common fund available only to pension trusts and profit sharing trusts that meet the requirements of Section 401(a) of the Code, then such common trust fund shall constitute an integral part of this Trust and of the Plan); or property of any kind or nature whatsoever, real, personal or mixed, including mortgaged real property, without regard to any rule of law or statute designating securities to be held for trust funds; and to hold cash uninvested (or in deposits bearing a reasonable rate of interest, in a bank or other similar institution supervised by the United States or a state, including, if applicable, the Trustee) at any time and from time to time;

                 (3) without limitation on the foregoing, buy and sell listed options and/or sell covered options and repurchase the same;





                                     V - 1.

                 (4) vote upon any stocks, bonds or other securities of any corporation or other issuer held in the Trust, and otherwise consent to or request any action on the part of such corporation or other issuer, and give general or special proxies or powers of attorneys with or without power of substitution; and

                 (5) become a party to the reorganization, consolidation or merger of any corporation, and for such purposes execute any agreements or consents, or participate in or take any steps to effectuate the same, whether or not any specific plans have been formulated therefor and in connection therewith, deposit any such securities with creditors or stockholders' committees, bodies or other protective groups, and surrender or exchange any such securities for such debentures, certificates, receipts, agreements or proceeds as may be issued or paid by such committees, bodies or groups, or reorganized, consolidated or merged corporations, and generally exercise all the rights and powers, whether herein enumerated or not, as may be lawfully exercised by persons holding similar property in their own right.

         (d) WRITTEN INSTRUMENTS. The Trustee and each Investment Manager shall make, execute and deliver, as Trustee or Investment Manager, as the case may be, with provisions for no individual liability, all instruments in writing necessary for the exercise of any of the foregoing powers.





                                     V - 2.

                                  ARTICLE VI.

                                INVESTMENT FUNDS

         (a) INVESTMENT OF ACCOUNTS. Each Participant may direct the Plan Administrator to invest his Accounts (other than his Matching Contribution Account) in one or more investment funds that may be made available from time to time.

         (b) PROCEDURES. The Administrator shall establish procedures regarding Participant investment direction as are necessary, which procedures shall be communicated to all Participants and applied in a uniform, nondiscriminatory manner. Procedures established by the Administrator shall comply with the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974, as amended from time to time, and the applicable regulations.

         (c) CHARGES AND CREDITS; EARNINGS FACTOR. All dividends, interest, and other income on the investments in a particular investment fund, and all realized and unrealized gains, shall be credited to that fund. All brokerage commissions, taxes, and other charges and expenses in connection with the investments in a particular investment fund, and all realized and unrealized losses, shall be charged to that fund. Each investment fund shall be treated separately for purposes of crediting the earnings factor to a Participant's Accounts.

         (d) NONLIABILITY. Neither the Trustee, the Administrator, nor any other person shall be under any duty to question any election by a Participant or to make any suggestions to him in connection therewith. Any loss occasioned by a Participant's election or failure to change an election of an investment fund shall not be the responsibility of the Trustee, the Administrator, or any other person. Nor shall the Trustee or the Administrator be liable to any Participant for failure to make an investment in any investment fund elected by him if in the exercise of due diligence the Trustee has not been able to acquire satisfactory securities or other property for that fund satisfying the specifications and parameters established by the Administrator and reasonable requirements as to price, terms, and other conditions, or for inability to liquidate an investment in a fund promptly upon receipt of a new election form from the Participant.

         (e) PASS THROUGH OF VOTING AND OTHER RIGHTS. Notwithstanding the provisions of paragraph (c)(4) of Article V, to the extent a Participant directs the investment of his Accounts in a Company stock fund (as defined in paragraph (f) of Article X of the Plan), the voting, tender and similar rights with respect to the securities in the Company stock fund held in the Participant's Accounts shall be passed through to the Participant and his beneficiaries to the extent necessary to satisfy the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. To the extent a Participant or his beneficiary fails to exercise such voting, tender and similar rights, such rights shall be exercised by the Trustee in its discretion.





                                    VI - 1.

                                  ARTICLE VII.

                  EXPENSES OF ADMINISTRATION OF THE PLAN AND THE TRUST FUND

         (a)      EXPENSES OF ADMINISTRATION.

                 (1) Unless otherwise paid or provided by the Company and the other Employers, the assets of the Trust Fund shall be used to pay all expenses of the administration of the Plan and the Trust Fund, including the Trustee's compensation, the compensation of any investment manager, the expense incurred by the Plan Administrator in discharging its duties, all income or other taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust Fund, and any interest that may be payable on money borrowed by the Trustee for the purpose of the Trust.

                 (2) The Company and the other Employers may pay the expenses of the Plan and the Trust Fund. Any such payment by the Company or another Employer shall not be deemed a contribution to this Plan.

         (b) NO PAYMENT OF EXCISE TAX. Notwithstanding anything contained herein to the contrary, no excise tax or other liability imposed upon the Trustee, the Plan Administrator or any other person for failure to comply with the provisions of any federal law shall be subject to payment or reimbursement from the assets of the Trust.

         (c) PAYMENT OF TRUSTEE. For its services, any corporate trustee shall be entitled to receive reasonable compensation in accordance with its rate schedule in effect from time to time for the handling of a retirement trust. Any individual Trustee shall be entitled to such compensation as shall be arranged between the Company and the Trustee by separate instrument; provided, however, that no person who is already receiving full-time pay from any Employer or any Affiliate shall receive compensation from the Trust Fund (except for the reimbursement of expenses properly and actually incurred).





                                    VII - 1.

                                 ARTICLE VIII.

                           AMENDMENT AND TERMINATION

         (a) RESTRICTIONS ON AMENDMENT AND TERMINATION OF PLAN AND TRUST. The Plan and this Trust may be amended or terminated by the Company in accordance with the terms of the Plan and this Trust; provided, however, that no such amendment:

                 (1) shall have the effect of vesting in any Employer, directly or indirectly, any interest, ownership or control in any of the present or subsequent funds held subject to the terms of this Trust;

                 (2) shall cause or permit any property held subject to the terms of this Trust to be diverted to purposes other than the exclusive benefit of the Participants and their beneficiaries or for the administration expenses of the Plan Administrator and this Trust;

                 (3) shall (A) reduce any vested interest of a Participant on the later of the date the amendment is adopted or the date the amendment is effective, except as permitted by law or (B) reduce or restrict, either directly or indirectly, any benefit provided any Participant prior to the date an amendment is adopted;

                 (4)      shall reduce the Accounts of any Participant;

                 (5) shall amend any vesting schedule with respect to any Participant who has at least three (3) Years of Service at the end of the election period described below, except as permitted by law, unless each such Participant shall have the right to elect to have the vesting schedule in effect prior to such amendment apply with respect to him, such election, if any, to be made during the period beginning not later than the date the amendment is adopted and ending no earlier than sixty (60) days after the latest of the date the amendment is adopted, the amendment becomes effective or the Participant is issued written notice of the amendment by his Employer or the Plan Administrator; or

                 (6) shall increase the duties or liabilities of the Trustee without its written consent.

         (b) TERMINATION OR DISCONTINUANCE. Any Employer, in its sole and absolute discretion, may permanently discontinue making contributions under the Plan or may terminate the Plan and this Trust (with respect to all Employers if it is the Company, or with respect to itself alone if it is an Employer other than the Company), completely or partially, at any time without any liability whatsoever for such permanent discontinuance or complete or partial termination.





                                   VIII - 1.

         (c) DISCONTINUANCE PROCEDURE. In the event an Employer decides to permanently discontinue making contributions, such decision shall be evidenced by an appropriate resolution of its Board and a certified copy of such resolution shall be delivered to the Plan Administrator and the Trustee. All of the assets in the Trust Fund belonging to the affected Participants on the date of discontinuance specified in such resolutions shall be held, administered and distributed by the Trustee in the manner provided under the Plan and this Agreement.

         (d) TERMINATION PROCEDURE. In the event an Employer decides to terminate the Plan and this Trust, such decision shall be evidenced by an appropriate resolution of its Board and a certified copy of such resolution shall be delivered to the Plan Administrator and the Trustee. After payment of all expenses and proportional adjustments of individual accounts to reflect such expenses and other changes in the value of the Trust Fund as of the date of termination, each affected Participant or the beneficiary of any such Participant shall be entitled to receive, provided that no successor plan has been established, any amount then credited to his Accounts in a accordance with the provisions of Article VIII of the Plan.





                                   VIII - 2.

                                  ARTICLE IX.

                                 MISCELLANEOUS

         (a) ACCEPTANCE OF TRUST. The Trustee hereby accepts this Trust and agrees to hold all the property now or hereafter constituting the Trust Fund hereunder, subject to all the terms and conditions of this Agreement.

         (b) MERGER OR CONSOLIDATION. The Plan and this Trust may not be merged or consolidated with, and the assets or liabilities of the Plan and this Trust may not be transferred to, any other plan or trust unless each Participant would receive a benefit immediately after the merger, consolidation or transfer if the plan and trust then terminated that is equal to or greater than the benefit the Participant would have received immediately before the merger, consolidation or transfer if the Plan and this Trust had then terminated.

         (c)     ALIENATION.

                 (1) Except as provided in subparagraph (2), no Participant or beneficiary of a Participant shall have any right to assign, transfer, appropriate, encumber, commute, anticipate or otherwise alienate his interest in the Plan or this Trust or any payments to be made hereunder; no benefits, payments, rights or interests of a Participant or a beneficiary of a Participant of any kind or nature shall be in any way subject to legal process to levy upon, garnish or attach the same for payment of any claim against the Participant or beneficiary of a Participant; and no Participant or beneficiary of a Participant shall have any right of any kind whatsoever with respect to this Trust, or any estate or interest therein, or with respect to any other property or right, other than the right to receive such distributions as are lawfully made out of this Trust, as and when the same respectively are due and payable under the terms of the Plan and this Agreement.

                 (2)      Notwithstanding the provisions of subparagraph
         (c)(1), the Plan Administrator shall direct the Trustee to make payments pursuant to a Qualified Domestic Relations Order as defined in Section 414(p) of the Code.

         (d) GOVERNING LAW. This Agreement shall be administered, construed and enforced according to the laws of the State of Florida, except to the extent such laws have been expressly preempted by federal law.

         (e) ACTION BY EMPLOYER. Whenever the Company or another Employer under the terms of this Agreement is permitted or required to do or perform any act, it shall be done and performed by the Board of Directors of the Company or such other Employer and shall be evidenced by proper resolution of such Board of Directors certified by the Secretary or Assistant Secretary of the Company or such other Employer.





                                    IX - 1.

         (f) ALTERNATIVE ACTIONS. In the event it becomes impossible for the Company, another Employer, the Plan Administrator or the Trustee to perform any act required by this Agreement, then the Company, such other Employer, the Plan Administrator or the Trustee, as the case may be, may perform such alternative act that most nearly carries out the intent and purpose of this Agreement.

         (g) GENDER. Throughout this Agreement, and whenever appropriate, the masculine gender shall be deemed to include the feminine and neuter; the singular, the plural; and vice versa.

         IN WITNESS WHEREOF, the parties have executed this Agreement this _____ day of ___________________, 1994.


                                         HOME SHOPPING NETWORK, INC.



                                         By: __________________________

                                               "COMPANY"





                                         PNC BANK KENTUCKY, INC.



                                         By: __________________________


                                               "TRUSTEE"





                                    IX - 2.